Exhibit 10.3


                         Supplemental Agreement No. 20

                                    to

                          Purchase Agreement No. 1810

                                  between

                             THE BOEING COMPANY

                                    and

                            SOUTHWEST AIRLINES CO.

                   Relating to Boeing Model 737-7H4 Aircraft


      THIS SUPPLEMENTAL AGREEMENT, entered into as of January 11, 2002, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with its principal offices in Dallas, Texas (Buyer);

      WHEREAS, the parties hereto entered into Purchase Agreement No. 1810 dated January 19, 1994, relating to Boeing Model 737-7H4 aircraft (the Agreement);

      WHEREAS, Buyer and Boeing have agreed to ***

      WHEREAS, Buyer and Boeing have agreed on further business terms related to the delivery of nineteen (19) Aircraft between November 2001 and April 2002.

      WHEREAS, Buyer and Boeing have agreed on a further business term related to 2000 Order Aircraft.

      NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:


_____________________________________________________________________________

***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.



P.A. No. 1810     SA-20-1
K/SWA

1. The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference.

2. Letter Agreement No. 6-1162-MSA-185R1 entitled "Delivery Change Contractual Matters," is deleted in its entirety and replaced by a new Letter Agreement No. 6-1162-MSA-185R2 which is attached hereto and is incorporated into the Agreement by this reference.

3. Letter Agreement No. 6-1162- KJJ-054 entitled "Business Matters," is deleted in its entirety and replaced by a new Letter Agreement No. 6-1162-KJJ-054R1 which is attached hereto and is incorporated into the Agreement by this reference.

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                              SOUTHWEST AIRLINES CO.



By: /s/ Michael S. Anderson                     By:/s/ Laura Wright

Its:    Attorney-In-Fact                        Its: VP Finance & Treasurer


























P.A. No. 1810     SA-20-2
K/SWA



                        TABLE OF CONTENTS


                                               Page             SA
                                             Number         Number

ARTICLES

1.             Subject Matter of Sale           1-1          SA-13

4.             Delivery, Title and Risk
               of Loss                          2-1          SA-19

3.             Price of Aircraft                3-1          SA-19

4.             Taxes                            4-1

5.             Payment                          5-1

6.             Excusable Delay                  6-1

7.             Changes to the Detail
               Specification                    7-1           SA-1

8.             Federal Aviation Requirements
               and Certificates and Export
               License                          8-1

9.             Representatives, Inspection,
               Flights and Test Data            9-1

10.            Assignment, Resale or Lease     10-1

11.            Termination for Certain Events  11-1

12.            Product Assurance; Disclaimer
               and Release; Exclusion of
               Liabilities; Customer Support;
               Indemnification and Insurance   12-1

13.            Buyer Furnished Equipment and
               Spare Parts                     13-1

13.            Contractual Notices and
               Requests                        14-1

15.            Miscellaneous                   15-1









P.A. No. 1810                        i
K/SWA                                                                   SA-20

                           TABLE OF CONTENTS


                                                          SA
                                                      Number

EXHIBITS

A              Aircraft Configuration                  SA-13

B              Product Assurance Document              SA-1

C              Customer Support Document

D              Price Adjustments Due to
               Economic Fluctuations - Aircraft        SA-13

E              Buyer Furnished Equipment
               Provisions Document

F              Defined Terms Document




LETTER AGREEMENTS


1810-1     Waiver of Aircraft Demonstration Flight

























P.A. No. 1810                        ii
K/SWA                                                                    SA-2

                           TABLE OF CONTENTS
                                                          SA
                                                      Number
RESTRICTED LETTER AGREEMENTS

6-1162-RLL-932R2  Promotional Support                 SA-13

6-1162-RLL-933R11 Option Aircraft                     SA-18

6-1162-RLL-934R3  Disclosure of Confidential          SA-14
                  Information

6-1162-RLL-935R1  Performance Guarantees              SA-1

6-1162-RLL-936R4  Certain Contractual Matters         SA-4

6-1162-RLL-937    Alternate Advance Payment Schedule

6-1162-RLL-938    ***

6-1162-RLL-939R1  Certification Flight Test Aircraft  SA-1

6-1162-RLL-940R1  Training Matters                    SA-1

6-1162-RLL-941R2  Other Matters                       SA-13

6-1162-RLL-942    Open Configuration Matters

6-1162-RLL-943R1  Substitution Rights                 SA-6

6-1162-RLL-944    Airframe Maintenance Material Cost
                  Protection Program

6-1162-RLL-945    Comparison of 737-7H4 and 737-3H4
                  Block Fuel Burn

6-1162-RLL-1855R3 Additional Contractual Matters      SA-4

6-1162-RLL-1856	***	SA-1

6-1162-RLL-1857   Service Ready Validation Program    SA-1
                  Field Test

6-1162-RLL-1858R1 Escalation Matters                  SA-4

P.A. No. 1810                         iii
K/SWA                                                                   SA-20

                           TABLE OF CONTENTS CON'T

                                                             SA
                                                         Number
RESTRICTED LETTER AGREEMENTS

6-1162-RLL-2036   Amortization of Costs for
                  Customer Unique Changes                SA-1

6-1162-RLL-2037   Reconciliation of the Aircraft         SA-1
                  Basic Price

6-1162-RLL-2073   Maintenance Training Matters           SA-1

6-1162-KJJ-054R1  Business Matters                       SA-20

6-1162-KJJ-055    Structural Matters                     SA-13

6-1162-KJJ-056    Noise and Emission Matters             SA-13

6-1162-KJJ-057    Product Development Matters            SA-13

6-1162-KJJ-058    Additional Substitution Rights         SA-13

6-1162-KJJ-150    Flight Control Computer & Mode         SA-14
                  Control Panel Spares Matter

6-1162-MSA-185R2  Delivery Change Contractual            SA-20
                  Matters

P.A. No. 1810                        iv
K/SWA                                                                   SA-20

6-1162-MSA-185R2


Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas  75235


Subject:    Letter Agreement No. 6-1162-MSA-185R2 to
            Purchase Agreement No. 1810 -
            Delivery Change Contractual Matters


This Letter Agreement amends Purchase Agreement No. 1810 dated January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 aircraft (the Aircraft).

As a result of the tragic events of September 11, 2001, and the resulting uncertainties in the global aviation industry, Boeing and Buyer have agreed to reschedule certain of Buyer's firm delivery commitments contained in the Agreement.*** The purpose of this Letter Agreement is to detail the contractual matters related to such arrangements.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.




























P.A. No. 1810
K/SWA		                                                            SA-20


Southwest Airlines Co.
6-1162-MSA-185R2   Page 2



1.    ***

2. Expenses related to Delayed Delivery of the Six Rescheduled Aircraft.

      2.1   ***

      2.2   ***


      2.3   ***



3.    Aircraft Storage Credit Memorandum.

      ***


4.    ***



5.    Confidential Treatment.

      Buyer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreement 6-1162-RLL-934R1.
















P.A. No. 1810
K/SWA		                                                            SA-20



Southwest Airlines Co.
6-1162-MSA-185R2   Page 3




Very truly yours,

THE BOEING COMPANY



By /s/Michael S. Anderson

Its  Attorney In Fact


ACCEPTED AND AGREED TO as of this

date:January 11, 2002

SOUTHWEST AIRLINES CO.



By /s/ Laura Wright

Its VP Finance & Treasurer
























P.A. No. 1810
K/SWA                                                                   SA-20



6-1162-KJJ-054R1


Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas  75235

Subject: Letter Agreement No. 6-1162-KJJ-054R1 to Purchase Agreement No. 1810 - Business Matters


This Letter Agreement amends Purchase Agreement No. 1810 dated January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to the sale by Boeing and the purchase by Buyer of ninety-four (94) additional Model 737-7H4 Block "T" Aircraft, and Letter Agreement 6-1162-RLL-933R9, dated even date herewith, entitled "Option Aircraft", to the extent it relates to the sale by Boeing and the purchase by Buyer of twenty-five (25) Block "U" additional Model 737-7H4 aircraft (the Option Aircraft) and one hundred seventy-one (171) Block "V" Rollover Option Aircraft (the Rollover Option Aircraft). Such total of two hundred ninety
(290) aircraft are referred herein as the "2000 Order Aircraft."

For the purposes of clarification, the terms of the following Letter Agreements do not apply to the 2000 Order Aircraft described above:

6-1161-RLL-936, as amended, "Certain Contractual Matters"
6-1162-RLL-1855, as amended, "Additional Contractual Matters"

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.



















***	Pursuant to 17 CFR, 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.


P.A. No. 1810                                                           SA-20




Southwest Airlines Co.
6-1162-KJJ-054R1   Page 2




1.     ***


2.     ***


3.     ***


4.     ***


5.     ***


6.     ***


7.     ***


8.     ***


9.     ***


10. 	 ***


11.	 ***


12.	 ***










P.A. No. 1810                                                           SA-20



Southwest Airlines Co.
6-1162-KJJ-054R1   Page 3



13.   Confidential Treatment.

Buyer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without prior written consent of Boeing disclose this Letter Agreement, except as provided in Letter Agreement 6-1162-RLL-934, as amended.

Very truly yours,

THE BOEING COMPANY

By /s/Michael S. Anderson

Its  Attorney-in-Fact



ACCEPTED AND AGREED TO as of this
Date: January 11, 2002

SOUTHWEST AIRLINES CO.


By Laura Wright

Its  VP Finance & Treasurer

















P.A. No. 1810                                                           SA-20

































































                        Supplemental Agreement No. 21

                                      To

                         Purchase Agreement No. 1810

                                    Between

                              THE BOEING COMPANY

                                     And

                             SOUTHWEST AIRLINES CO.

                  Relating to Boeing Model 737-7H4 Aircraft


     THIS SUPPLEMENTAL AGREEMENT, entered into as of March 4, 2002, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with its principal offices in Dallas, Texas (Buyer);

     WHEREAS, the parties hereto entered into Purchase Agreement No. 1810 dated January 19, 1994, relating to Boeing Model 737-7H4 aircraft (the Agreement);

     WHEREAS, Buyer has agreed to exercise the option to purchase two (2) Block O Option Aircraft and to accelerate delivery of these Option Aircraft from June 2006 (1) and August 2006 (1) to two (2) December 2002 firm Aircraft (designated as Block I Aircraft);

     WHEREAS, Buyer and Boeing have previously agreed to a schedule deceleration (Supplemental Agreement 18 and 19), ***;

     WHEREAS, Buyer and Boeing agree***;

     WHEREAS, Boeing has agreed***.




***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.








P.A. No. 1810                     SA-21-1
K/SWA

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference.

2. Article 2, entitled "Delivery, Title and Risk of Loss," is deleted in its entirety and replaced by a new Article 2. Such new pages 2-1, 2-2, 2-3 and 2-4 are attached hereto and incorporated into the Agreement by this reference.

3. Article 3, entitled "Price of Aircraft", is deleted in its entirety and replaced by a new Article 3. Such new pages 3-1, 3-2, 3-3, 3-4, 3-5 and 3-6 are attached hereto and incorporated into the Agreement by this reference.

4. Letter Agreement No. 6-1162-RLL-933R11 entitled "Option Aircraft," is deleted in its entirety and replaced by a new Letter Agreement
No. 6-1162-RLL-933R12 which is attached hereto and is incorporated into the Agreement by this reference.

5. Letter Agreement No. 6-1162-MSA-185R2 entitled "Delivery Change Contractual Matters," is deleted in its entirety and replaced by a new Letter Agreement No. 6-1162-MSA-185R3 which is attached hereto and is incorporated into the Agreement by this reference.

6. The actual Advance Payment requirements for the two (2)added Block I firm Aircraft for December 2002 delivery are ***

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                  SOUTHWEST AIRLINES CO.



By: /s/ Michael S. Anderson         By:/s/ Laura Wright

Its: Attorney-In-Fact    	      Its: Vice President -
                                         Finance & Treasurer









P.A. No. 1810                     SA-21-2
K/SWA

                               TABLE OF CONTENTS


                                                   Page               SA
                                                  Number            Number
ARTICLES
1.            Subject Matter of Sale..................1-1            SA-13

2.            Delivery, Title and Risk of Loss........2-1            SA-21

3.            Price of Aircraft.......................3-1            SA-21

4.            Taxes...................................4-1

5.            Payment.................................5-1

5.            Excusable Delay.........................6-1

7.            Changes to the Detail Specification.....7-1            SA-1

8.            Federal Aviation Requirements and
              Certificates and Export License.........8-1

9.            Representatives, Inspection, Flights
              and Test Data...........................9-1

10.           Assignment, Resale or Lease............10-1

11.           Termination for Certain Events.........11-1

12.           Product Assurance; Disclaimer and
              Release; Exclusion of Liabilities;
              Customer Support; Indemnification and
              Insurance..............................12-1

13.           Buyer Furnished Equipment and
              Spare Parts............................13-1

14.           Contractual Notices and Requests.......14-1

15.           Miscellaneous..........................15-1

P.A. No. 1810                     i
K/SWA                                                                SA-21

                        TABLE OF CONTENTS CON'T

                                                                      SA
                                                                    Number
EXHIBITS
A             Aircraft Configuration                                 SA-13

B             Product Assurance Document                             SA-1

C             Customer Support Document

D             Price Adjustments Due to Economic Fluctuations
              - Aircraft                                             SA-13

E             Buyer Furnished Equipment Provisions Document

F             Defined Terms Document



LETTER AGREEMENTS

1810-1 Waiver of Aircraft Demonstration Flight

P.A. No. 1810                     ii
K/SWA                                                                SA-21


                        TABLE OF CONTENTS CON'T

                                                                     SA
                                                                   Number
RESTRICTED LETTER AGREEMENTS
6-1162-RLL-932R2   Promotional Support                               SA-13

6-1162-RLL-933R12  Option Aircraft                                   SA-21

6-1162-RLL-934R3   Disclosure of Confidential Information            SA-14

6-1162-RLL-935R1   Performance Guarantees                            SA-1

6-1162-RLL-936R4   Certain Contractual Matters                       SA-4

6-1162-RLL-937     Alternate Advance Payment Schedule

6-1162-RLL-938     ***

6-1162-RLL-939R1   Certification Flight Test Aircraft                SA-1

6-1162-RLL-940R1   Training Matters                                  SA-1

6-1162-RLL-941R2   Other Matters                                     SA-13

6-1162-RLL-942     Open Configuration Matters

6-1162-RLL-943R1   Substitution Rights                               SA-6

6-1162-RLL-944     Airframe Maintenance Material Cost
                   Protection Program

6-1162-RLL-945     Comparison of 737-7H4 and 737-3H4
                   Block Fuel Burn

6-1162-RLL-1855R3  Additional Contractual Matters                    SA-4

6-1162-RLL-1856    ***                                               SA-1

6-1162-RLL-1857    Service Ready Validation Program Field Test       SA-1

6-1162-RLL-1858R1  Escalation Matters                                SA-4


P.A. No. 1810                     iii
K/SWA                                                                SA-21


                        TABLE OF CONTENTS CON'T
                                                                     SA
                                                                   Number
RESTRICTED LETTER AGREEMENTS
6-1162-RLL-203     Amortization of Costs for Customer                SA-1
                   Unique Changes

6-1162-RLL-2037    Reconciliation of the Aircraft                    SA-1
                   Basic Price

6-1162-RLL-2073    Maintenance Training Matters                      SA-1

6-1162-KJJ-054     Business Matters                                  SA-13

6-1162-KJJ-055     Structural Matters                                SA-13

6-1162-KJJ-056     Noise and Emission Matters                        SA-13

6-1162-KJJ-057     Product Development Matters                       SA-13

6-1162-KJJ-058     Additional Substitution Rights                    SA-13

6-1162-KJJ-150     Flight Control Computer & Mode                    SA-14
                   Control Panel Spares Matter

6-1162-MSA-185R3   Delivery Change Contractual Matters               SA-21



P.A. No. 1810                     iv
K/SWA                                                                SA-21


ARTICLE  2.   Delivery, Title and Risk of Loss.

     2.1 Time of Delivery. The Aircraft will be delivered to Buyer by Boeing, assembled and ready for flight and Buyer will accept delivery of the Aircraft, in accordance with the following schedule:

         Month and Year
          of Delivery                  Quantity of Aircraft

                        Block E Aircraft
         December 2000                      Two (2)
         January 2001                       One (1)
         February 2001                      One (1)
         March 2001                         Two (2)
         June 2001                          Three (3)
         September 2001                     Three (1)

                        Block F Aircraft
         October 1998                       One (1)
         November 1998                      Two (2)
         December 1998                      Two (2)

                        Block G Aircraft
         March 1999                         Two (2)

                        Block H Aircraft
         June 1999                          Two (2)
         July 1999                          One (1)
         August 1999                        One (1)
         September 1999                     Two (2)
         October 1999                       One (1)
         March 2000                         One (1)
         April 2000                         Two (2)
         September 2000                     One (1)
         October 2000                       Two (2)
         March 2001                         Two (2)
         April 2001                         One (1)
         October 2001                       Three (3)

                        Block I Aircraft
         November 2001                      Two (2)
         December 2001                      One (1)
         January 2002                       One (1)
         March 2002                         Four (4)
         April 2002                         Two (2)

P.A. No. 1810                     2-1
K/SWA                                                                SA-21
         December 2002                      Two (2)
         May 2003                           One (1)
         June 2003                          Two (2)
         July 2003                          One (1)
         September 2003                     Two (2)
         October 2003                       Two (2)

                       Block J Aircraft
         November 2003                      Two (2)
         February 2004                      Two (2)
         March 2004                         One (1)

                        Block K Aircraft
         March 2004                         One (1)
         April 2004                         Three (3)
         May 2004                           One (1)

                        Block L Aircraft
         October 1999                       One (1)
         November 1999                      Two (2)
         December 1999                      One (1)
         June 2000                          Three (3)
         July 2000                          Three (3)
         September 2000                     One (1)
         October 2000                       One (1)
         November 2000                      Four (4)
         December 2000                      One (1)
         January 2001                       One (1)
         February 2001                      One (1)
         July 2001                          One (1)
         September 2001                     One (1)
         October 2001                       One (1)
         July 2003                          One (1)
         August 2003                        Two (2)

                        Block T Aircraft
         November 2001                      One (1)
         February 2002                      One (1)
         May 2004                           One (1)
         June 2004                          Four (4)
         July 2004                          Four (4)
         August 2004                        Two (2)
         September 2004                     Two (2)
         November 2004                      One (1)
         December 2004                      One (1)
         January 2005                       Five (5)
         February 2005                      Two (2)
         March 2005                         One (1)
         April 2005                         Two (2)

P.A. No. 1810                     2-2
K/SWA                                                                SA-21

         May 2005                           One (1)
         June 2005                          Three (3)
         July 2005                          Two (2)
         August 2005                        One (1)
         September 2005                     Two (2)
         October 2005                       One (1)
         November 2005                      Two (2)
         December 2005                      Two (2)
         February 2006                      Four (4)
         May 2006                           Three (3)
         June 2006                          Four (4)
         July 2006                          One (1)
         August 2006                        Three (3)
         September 2006                     Three (3)
         November 2006                      Two (2)
         December 2006                      Two (2)
         January 2007                       Two (2)
         February 2007                      Three (3)
         March 2007                         Two (2)
         April 2007                         Two (2)
         May 2007                           Two (2)
         June 2007                          Two (2)
         July 2007                          Two (2)
         August 2007                        Two (2)
         September 2007                     Two (2)
         October 2007                       Two (2)
         November 2007                      Two (2)
         December 2007                      Two (2)
         January 2008                       One (1)
         February 2008                      One (1)
         March 2008                         One (1)
         April 2008                         One (1)
         May 2008                           One (1)
         June 2008                          One (1)

     2.2 Notice of Target Delivery Date. Boeing will give Buyer notice of the Target Delivery Date of the Aircraft approximately 30 days prior to the scheduled month of delivery.

     2.3 Notice of Delivery Date. If Boeing gives Buyer at least 7 days notice of the delivery date of the Aircraft, and an Aircraft delivery is delayed beyond such delivery date due to the responsibility of Buyer, Buyer will reimburse Boeing for all costs incurred by Boeing as a result of such delay, including amounts for storage, insurance, Taxes, preservation or protection of the Aircraft and interest on payments due.

     2.4 Place of Delivery. The Aircraft will be delivered at an airport facility selected by Boeing in the State of Washington, unless mutually agreed otherwise.

P.A. No. 1810                     2-3
K/SWA                                                                SA-21


     2.5 Title and Risk of Loss. Title to and risk of loss of an Aircraft will pass from Boeing to Buyer upon delivery of such Aircraft, but not prior thereto.

     2.6 Bill of Sale. Upon delivery of an Aircraft Boeing will deliver to Buyer a bill of sale conveying good title to such Aircraft, free of all liens, claims, charges and encumbrances of every kind whatsoever, and such other appropriate documents of title as Buyer may reasonably request.

P.A. No. 1810                     2-4
K/SWA                                                                SA-21


ARTICLE 3.    Price of Aircraft.

     3.1  Definitions.

              3.1.1 Special Features are the features incorporated in Exhibit A which have been selected by Buyer.

              3.1.2 Base Aircraft Price is the Aircraft Basic Price excluding the price of Special Features.

              3.1.3 Aircraft Basic Price is comprised of the Base Aircraft Price and the price of the Special Features.

              3.1.4 Economic Price Adjustment is the adjustment to the Aircraft Basic Price (Base Aircraft and Special Features) as calculated Pursuant to Exhibit D or Exhibit D-1 as applicable.

              3.1.5 Aircraft Price is the total amount Buyer is to pay for the Aircraft at the time of delivery.

     3.2  Aircraft Basic Price.

              The Aircraft Basic Price for Block A through L Aircraft, is expressed in July 1992 dollars; the Aircraft Basic Price for Block T Aircraft, is expressed in July 1999 dollars; as set forth below:


                   Base                Special             Aircraft
                   Aircraft Price      Features            Basic Price
Block A, B, C,
D & E Aircraft     ***                 $***                $***
Block F & G
Aircraft           ***                 ***                 ***
Block H
Aircraft           ***                 ***                 ***
Block I
Aircraft           ***                 ***                 ***
Block J
Aircraft           ***                 ***                 ***
Block K
Aircraft           ***                 ***                 ***
Block L
Aircraft           ***                 ***                 ***

Block T
Aircraft           ***                 ***                 ***

P.A. No. 1810                     3-1
K/SWA                                                                SA-21

     3.3 Aircraft Price. The Aircraft Price will be established at the time of delivery of such Aircraft to Buyer and will be the sum of:

         3.3.1 the Aircraft Basic Price, which is *** for the Block A, B, C, D and E Aircraft, *** for the Block F and G Aircraft, ***for the Block H Aircraft, *** for the Block I Aircraft, *** for the Block J Aircraft, *** for the Block K Aircraft and *** for the Block L Aircraft; ***for the Block T Aircraft; plus

         3.3.2 the Economic Price Adjustments for the Aircraft Basic Price, as calculated pursuant to the formulas set forth in Exhibit D (Price Adjustments Due to Economic Fluctuations - Aircraft) for Aircraft Block A through L, and in Exhibit D-1 (Price Adjustments Due to Economic Fluctuations
- Aircraft) for Aircraft Block T; plus

         3.3.3 other price adjustments made pursuant to this Agreement or other written agreements executed by Boeing and Buyer.

3.4 Advance Payment Base Price.

3.4.1 Advance Payment Base Price. For advance payment purposes, the following estimated delivery prices of the Aircraft (Advance Payment Base Price) have been established, using currently available forecasts of the escalation factors used by Boeing as of the date of signing this Agreement. The Advance Payment Base Price of each Aircraft is set forth below:

         Month and Year of             Advance Payment Base
         Scheduled Delivery            Price per Aircraft
                             Block A Aircraft***

         October 1997
         November 1997

                             Block B Aircraft***

         January 1998
         February 1998
         March 1998
         April 1998
         May 1998
         June 1998
         July 1998
         September 1998






P.A. No. 1810                     3-2
K/SWA                                                                SA-21

                             Block C Aircraft***
         February 1999
         May 1999
         July 1999
         August 1999
         September 1999

                             Block D Aircraft***
         November 1999
         December 1999
         January 2000
         March 2000
         July 2000
         August 2000

                             Block E Aircraft***

         December 2000
         January 2001
         February 2001
         March 2001
         June 2001
         September 2001

                             Block F Aircraft***

         October 1998
         November 1998
         December 1998

                             Block G Aircraft***

         March 1999

                             Block H Aircraft***

         June 1999
         July 1999
         August 1999
         September 1999
         October 1999
         March 2000
         April 2000
         September 2000
         October 2000
         March 2001
         April 2001
         October 2001

                             Block I Aircraft***



P.A. No. 1810                     3-3
K/SWA                                                                SA-21

         November 2001
         December 2001
         January 2002
         March 2002
         April 2002
         December 2002
         May 2003
         June 2003
         July 2003
         September 2003
         October 2003

                             Block J Aircraft***

         November 2003
         February 2004
         March 2004

                             Block K Aircraft***

         March 2004
         April 2004
         May 2004

                             Block L Aircraft***

         October 1999
         November 1999
         December 1999
         June 2000
         July 2000
         September 2000
         October 2000
         November 2000
         December 2000
         January 2001
         February 2001
         July 2001
         September 2001
         October 2001
         July 2003
         August 2003

                             Block T Aircraft***

         November 2001
         February 2002
         May 2004
         June 2004
         July 2004
         August 2004
         September 2004
         November 2004

P.A. No. 1810                     3-4
K/SWA                                                                SA-21

         December 2004
         January 2005
         February 2005
         March 2005
         April 2005
         May 2005
         June 2005
         July 2005
         August 2005
         September 2005
         October 2005
         November 2005
         December 2005
         February 2006
         May 2006
         June 2006
         July 2006
         August 2006
         September 2006
         November 2006
         December 2006
         January 2007
         February 2007
         March 2007
         April 2007
         May 2007
         June 2007
         July 2007
         August 2007
         September 2007
         October 2007
         November 2007
         December 2007
         January 2008
         February 2008
         March 2008
         April 2008
         May 2008
         June 2008


P.A. No. 1810                     3-5
K/SWA                                                                SA-21

          3.4.2. Adjustment of Advance Payment Base Prices - Long-Lead Aircraft. For Aircraft scheduled for delivery 36 months or more after the date of this Agreement, the Advance Payment Base Prices appearing in Article 3.4.1 will be used to determine the amount of the first advance payment to be made by Buyer on the Aircraft. No later than 25 months before the scheduled month of delivery of each affected Aircraft, Boeing will increase or decrease the Advance Payment Base Price of such Aircraft as required to reflect the effects of (i) any adjustments in the Aircraft Basic Price pursuant to this Agreement and (ii) the then-current forecasted escalation factors used by Boeing. Boeing will provide the adjusted Advance Payment Base Prices for each affected Aircraft to Buyer, and the advance payment schedule will be considered amended to substitute such adjusted Advance Payment Base Prices.

P.A. No. 1810                     3-6
K/SWA                                                                SA-21

6-1162-RLL-933R12

Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas  75235

Subject: Letter Agreement No. 6-1162-RLL-933R12 to Purchase Agreement No. 1810 - Option Aircraft


This Letter Agreement amends Purchase Agreement No. 1810 dated as of January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 aircraft (Aircraft).

All terms used and not defined herein will have the same meaning as in the Agreement.

In consideration of the purchase by Buyer of the Aircraft, Boeing hereby agrees to manufacture and sell to Buyer and Buyer shall have the option to purchase Option or Options) eighty-five (85) additional Model 737-7H4 aircraft as described in paragraph 1 of Attachment A hereto (Option Aircraft) and two hundred seventeen (217) Model 737-7H4 Rollover Option Aircraft Rollover Option Aircraft), subject to the terms and conditions set forth below.


1. Delivery of Option Aircraft.

       The Option Aircraft will be delivered to Buyer during or before the months set forth in the following schedule:

                             Number of           Option
       Month and Year        Option              Aircraft
       of Delivery           Aircraft            Block
       March 2004            Three (3)           M
       April 2004            Two (2)             M
       June 2004             Two (2)             M
       July 2004             Two (2)             M
       October 2004          Four (4)            M


P.A. No. 1810
K/SWA                                                                SA-21

Southwest Airlines Co.
6-1162-RLL-933R12     Page 2

                             Number of           Option
       Month and Year        Option              Aircraft
       of Delivery           Aircraft            Block
       February 2005         One (1)             N
       March 2005            Four (4)            N
       April 2005            Two (2)             N
       May 2005              One (1)             N
       June 2005             One (1)             N
       July 2005             Two (2)             N
       August 2005           Two (2)             N
       September 2005        Three (3)           N
       October 2005          Two (2)             N
       November 2005         One (1)             N
       December 2005         One (1)             N

       January 2006          Two (2)             O
       March 2006            Four (4)            O
       April 2006            Two (2)             O
       May 2006              Two (2)             O
       June 2006             One (1)             O
       July 2006             Two (2)             O
       August 2006           One (1)             O
       October 2006          One (1)             O
       November 2006         Two (2)             O
       December 2006         One (1)             O

       April 2007            One (1)             P
       May 2007              One (1)             P
       June 2007             One (1)             P
       July 2007             One (1)             P
       August 2007           One (1)             P
       September 2007        One (1)             P
       October 2007          One (1)             P
       November 2007         One (1)             P
       December 2007         One (1)             P

       January 2008          Two (2)             U
       February 2008         Three (3)           U
       March 2008            Two (2)             U
       April 2008            Two (2)             U
       May 2008              Two (2)             U
       June 2008             Two (2)             U
       July 2008             Two (2)             U
       August 2008           Two (2)             U
       September 2008        Two (2)             U
       October 2008          Two (2)             U
       November 2008         Two (2)             U
       December 2008         Two (2)             U

P.A. No. 1810
K/SWA                                                                SA-21


Southwest Airlines Co.
6-1162-RLL-933R12   Page 3


2.  Delivery of Rollover Option Aircraft.

2.1 The Rollover Option Aircraft will be delivered to Buyer during or before the years set forth in the following schedule:

                                                      Option
         Year of             Number of                Aircraft
         Delivery            Option Aircraft          Block
         2007                Twenty (20)              Q
         2008                Twenty (20)              R
         2009                Six (6)                  S
         2009-2012           One hundred seventy one	V
                             (171)

         2.2  The two hundred seventeen (217) Rollover Option
Aircraft may be converted into Option Aircraft or firm Aircraft, from time to time, in any of the following ways:

         2.2.1. Buyer can exercise any Option for an Option Aircraft described in Article 1 above, and will be offered the right to convert one Rollover Option Aircraft into an Option Aircraft for each Option exercised. Buyer can elect to convert such Rollover Option Aircraft into an Option Aircraft at any time after converting an Option Aircraft to a firm Aircraft subject to the requirements of Article 2.5.

         2.2.2 If Buyer elects not to exercise an Option, at the same time of not exercising such Option Buyer may convert one Rollover Option Aircraft to an Option Aircraft; otherwise, one Rollover Option Aircraft will be deleted for each Option not exercised by Buyer.

        2.2.3 Buyer may convert Rollover Option Aircraft directly to firm Aircraft. When Buyer converts one or more Rollover Option Aircraft to firm Aircraft, Buyer will be offered the right to convert one Rollover Option Aircraft into an Option Aircraft for each converted Rollover Option Aircraft Buyer can elect to convert such Rollover Option Aircraft to Option Aircraft at any time after converting Rollover Option to firm Aircraft subject to the requirements of Article 2.5.

P.A. No. 1810
K/SWA                                                                SA-21



Southwest Airlines Co.
6-1162-RLL-933R12   Page 4


     2.3 Buyer may not convert Rollover Option Aircraft to Option Aircraft except in accordance with Article 2.2 above.

     2.4 Base Price Adjustments for Rollover Option Aircraft which are converted to Option Aircraft or firm Aircraft shall be in accordance with
Article 2.2.5 of Attachment A to this Letter Agreement.

     2.5 The delivery month offered by Boeing to Buyer for any Option or firm Aircraft resulting from a conversion of a Rollover Option Aircraft will be at least 24 months from the corresponding Option exercise date or firm order.

     2.6 Upon conversion of a Rollover Option Aircraft into an Option Aircraft, Buyer shall wire transfer the Deposit of *** to Boeing and Boeing and Buyer shall agree on a delivery position for that aircraft. Section 1 of this Letter Agreement will be amended accordingly. In the event Buyer thereafter exercises its right to purchase such Option Aircraft, application of the Deposit will be in accordance with Article 4.1 herein. If the conversion is a Rollover Option Aircraft to a firm Aircraft, Buyer shall wire transfer any advance payments due under the Agreement.

     2.7 Buyer and Boeing will consult on a frequent basis to keep each other informed as to Buyer's fleet plans and Boeing's production plans in order to accommodate to the greatest extent reasonably possible each party's needs in managing the delivery schedule for the Rollover Option Aircraft. Boeing acknowledges Buyer's need for delivery positions in the 2007-2012 time frame, as well as the possibility of a need for delivery positions in earlier years and will use its best reasonable efforts to meet Buyer's needs.

3.  Price.

     3.1 The advance payment base prices of the Option Aircraft set forth below and in paragraph 2.1 of Attachment A represent the estimated delivery prices of the Option Aircraft. The Option Aircraft pricing elements and associated pricing terms and conditions are given in Attachment A.

     3.2 Price and escalation provisions for Model 737-7H4 aircraft delivering after 2004 are not currently available. The estimated Advance Payment Base Prices shown in paragraph 3.3 below and in paragraph 2.1 of Attachment A are based on currently








P.A. No. 1810
K/SWA                                                                SA-21


Southwest Airlines Co.
6-1162-RLL-933R12   Page 5

available price and escalation provisions. As price and escalation provisions become available for Model 737-7H4 aircraft delivering after 2004, such price and escalation provisions will be appropriately applied to the applicable Option Aircraft.

For additional information relating to price and escalation provisions applicable to Option Aircraft delivering after 2004 refer to paragraphs 2.2 and 3.2 of Attachment A.

    3.3 The Advance Payment Base Prices of the Option Aircraft indicated below do include an amount for special features in addition to those specifically described in Attachment A but do not include any amount for items of Buyer Furnished Equipment (BFE). An estimate for typical special features is *** per Aircraft (expressed in 1992 STE dollars) and for BFE is *** per Aircraft (expressed in delivery year dollars).

         Month and Year                Advance Payment Base
         of Delivery                   Price per Option Aircraft

                        Block M Aircraft***
         March 2004
         April 2004
         June 2004
         July 2000
         October 2004

                        Block N Aircraft***
         February 2005
         March 2005
         April 2005
         May 2005
         June 2005
         July 2005
         August 2005
         September 2005
         October 2005
         November 2005
         December 2005

                        Block O Aircraft***
         January 2006
         March 2006
         April 2006
         May 2006
         June 2006

P.A. No. 1810
K/SWA                                                                SA-21


Southwest Airlines Co.
6-1162-RLL-933R12   Page 6

         July 2006
         August 2006
         October 2006
         November 2006
         December 2006













































P.A. No. 1810
K/SWA                                                                SA-21


Southwest Airlines Co.
6-1162-RLL-933R12   Page 7


                        Block P Aircraft***
         April 2007
         May 2007
         June 2007
         July 2007
         August 2007
         September 2007
         October 2007
         November 2007
         December 2007

                        Block U Aircraft***
         January 2008
         February 2008
         March 2008
         April 2008
         May 2008
         June 2008
         July 2008
         August 2008
         September 2008
         October 2008
         November 2008
         December 2008

    3.4 The Option Aircraft purchase price will be the applicable basic price thereof at the time of Option Aircraft delivery adjusted in accordance with Boeing's Aircraft escalation provisions contained in the definitive agreement to purchase the Option Aircraft. The purchase price will include the price for Seller Purchased Equipment (SPE) if Buyer has elected to change Buyer Furnished Equipment (BFE) to SPE.

4.  Option Aircraft Payment.

    4.1 In consideration of the granting of the Options as set forth herein, on or before the date Boeing and Buyer enter into a definitive agreement to purchase the Aircraft, Buyer will pay a deposit to Boeing of *** for each Option Aircraft (Deposit). In the event Buyer exercises its Options herein, the amount of the Deposit will be credited against the first advance payment due for such Option Aircraft pursuant to the advance payment schedule set forth in paragraph 3 of Attachment A. The Deposits for the Option Aircraft will be refunded to Buyer, without interest, if the parties do not enter into a definitive Agreement for the Aircraft.




P.A. No. 1810
K/SWA                                                                SA-21


Southwest Airlines Co.
6-1162-RLL-933R12   Page 8


In the event that, after the parties enter into a definitive agreement to purchase the Aircraft, Buyer does not exercise its Options to purchase the Option Aircraft pursuant to the terms and conditions set forth herein, Boeing will be entitled to retain the Deposits for the Option Aircraft except as provided in paragraph 6 herein.

     4.2 Advance payments in the amount of 30% of the advance payment base price will be payable on the Option Aircraft in accordance with paragraph 3 of Attachment A. The remainder of the Option Aircraft purchase price is due at the time of delivery of the Option Aircraft.

5.  Option Exercise.

     5.1 To exercise its Option, Buyer will give written or telegraphic notice thereof to Boeing on or before sixteen (16) months prior to the first day of the delivery month of each Option Aircraft.

In such notice Buyer will select the Option Model type, and the applicable delivery positions.

     5.2 It is understood and agreed that Boeing may accelerate the Option exercise dates specified above if Boeing must make production decisions which are dependent on Buyer's decision to buy the Option Aircraft. If Boeing elects to accelerate the Option exercise dates, Boeing will do so by giving written or telegraphic notice thereof to Buyer. Such notice will specify the revised Option exercise dates, which will not be earlier than 30 days after the date of transmittal of such notice, and the Option Aircraft delivery positions affected by such revision. If Buyer fails to exercise its Option for any Option Aircraft affected by such revised dates, the Deposit applicable to such Option Aircraft will be promptly refunded, with interest, to Buyer. The interest rate for calculation of the interest associated with such refund is the rate of two percent (2%) below the Citibank base rate in effect from time to time during the period the Option deposit is held by Boeing.

6.  Contract Terms.

     It is understood that Boeing and Buyer will use their best efforts to enter into a definitive agreement for the Option Aircraft within thirty (30) days after Buyer exercises an Option to purchase Option Aircraft pursuant to paragraph 5 covering the detailed terms and conditions for the sale of such
 Option Aircraft.








P.A. No. 1810
K/SWA                                                                SA-21


Southwest Airlines Co.
6-1162-RLL-933R12   Page 9


Such definitive agreement will include the terms and conditions contained herein together with the terms and conditions, not inconsistent herewith, contained in Boeing's then-current standard form of purchase agreement for the sale of Model 737-700 aircraft in effect as of the date of Option exercise and such additional terms and conditions as may be mutually agreed upon. In the event the parties have not entered into such an agreement within the time period contemplated herein, either party may, exercisable by written or telegraphic notice given to the other within thirty (30) days after such period, terminate the purchase of such Option Aircraft.

7.  Termination of Option to Purchase.

     Either Boeing or Buyer may terminate the Options to purchase an Option Aircraft if any of the following events are not accomplished by the respective dates contemplated in this letter agreement, or in the Agreement, as the case may be:

     (i) termination of the purchase of the Aircraft under the Agreement for any reason;

     (ii) payment by Buyer of the Deposit with respect to an Option Aircraft pursuant to paragraph 4.1 herein;

     (iii) exercise of an Option to purchase an Option Aircraft pursuant to the terms hereof.

Any termination of an Option to purchase by Boeing which is based on the termination of the purchase of Aircraft under the Agreement will be on a one-for-one basis, for each Aircraft so terminated.

Any cancellation of an Option to purchase which is based on failure to make the required Deposit or to exercise the Option to purchase shall only apply to the Option Aircraft so canceled.

Termination of an Option to purchase provided by this letter agreement will be caused by either party giving written notice to the other within 10 days after the applicable date. Upon receipt of such notice, all rights and obligations of the parties with respect to an Option Aircraft for which the Option to purchase has been terminate will thereupon terminate.

If termination is result of a revision of an Option exercise date by Boeing pursuant to paragraph 5.2, Boeing will promptly refund







P.A. No. 1810
K/SWA                                                                SA-21


Southwest Airlines Co.
6-1162-RLL-933R12   Page 10


to Buyer, with interest, any payments received from Buyer, including the Deposit, with respect to the Option Aircraft for which the Option is terminated. If termination is for any other reason, Boeing will promptly refund to Buyer, without interest, any payments received from Buyer with respect to the affected Option Aircraft, except the Deposit, which Buyer may apply to any model Boeing aircraft purchased by Buyer from Boeing at a future date.

8. Confidential Treatment. Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement No. 6-1162-RLL-934, as amended.

Very truly yours,

THE BOEING COMPANY



By /s/ Michael S. Anderson

Its Attorney In Law_


ACCEPTED AND AGREED TO this

date:March 4   , 2002

SOUTHWEST AIRLINES CO.



By /s/ Laura Wright

Its Vice President Finance & Treasurer

Attachments








P.A. No. 1810
K/SWA                                                                SA-21


Attachment A to
6-1162-RLL-933R12
Page 1



Model 737-7H4 Aircraft

1.  Option Aircraft Description and Changes.

     1.1  Aircraft Description.  The Option Aircraft is described by
Boeing Detail Specification D6-38808-1, Dated October 30 ,1996 and for Block "U" Option Aircraft by Boeing Detail Specification D6-38808-1, Rev. A, Dated February 24, 1998.

     1.2  Changes.  The Detail Specification will be revised to include:

         (1) Changes applicable to the basic Model 737-700 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of a definitive agreement to purchase the Option Aircraft.

         (2)  Changes mutually agreed upon.

         (3) Changes required to obtain a Standard Certificate of Airworthiness.

         (4) To provide sufficient Option Aircraft manufacturing and procurement lead time it is necessary for Boeing and Buyer to reach final agreement on the Option Aircraft configuration, including BFE/SPE vendor selection fifteen (15) months prior to delivery of each Option Aircraft. If such items are not resolved by the indicated dates, Boeing reserves the right to amend this letter agreement:

              (i) to adjust the scheduled delivery of the Option Aircraft to a later time period and,

              (ii) to make such other changes as are appropriate and consistent with the revised Option Aircraft deliveries.

     1.3 Effect of Changes. Changes to the Detail Specification incorporated pursuant to the provisions of the clauses above will include the effects of such changes upon Option Aircraft weight, balance, design and performance. Performance guarantees for the Option Aircraft which are mutually acceptable to the parties will be included in the definitive agreement for the Option Aircraft.








P.A. No. 1810
K/SWA                                                                SA-21



Attachment A to
6-1162-RLL-933R12
Page 2


2.  Price Description

     2.1  Price Elements Per Aircraft


                     1                2         3

                 AIRCRAFT &                             ADV. PMT.
AIRCRAFT       ESTIMATED SPECIAL             ESTIMATED  BASE PRICE
DELIVERY        FEATURES PRICE    ESTIMATED  ESCALATION (ELEMENTS)
MO. & YR.       (JULY 1992$)     ESCALATION  SHARING     1 + 2 + 3
BLOCK M

March 2004         ***             ***        ***         ***
April 2004         ***             ***        ***         ***
June 2004          ***             ***        ***         ***
July 2004          ***             ***        ***         ***
October 2004       ***             ***        ***         ***

BLOCK N

February 2005      ***             ***        ***         ***
March 2005         ***             ***        ***         ***
April 2005         ***             ***        ***         ***
May 2005           ***             ***        ***         ***
June 2005          ***             ***        ***         ***
July 2005          ***             ***        ***         ***
August 2005        ***             ***        ***         ***
September 2005     ***             ***        ***         ***
October 2005       ***             ***        ***         ***
November 2005      ***             ***        ***         ***
December 2005      ***             ***        ***         ***

BLOCK O

January 2006       ***             ***        ***         ***
March 2006         ***             ***        ***         ***
April 2006         ***             ***        ***         ***
May 2006           ***             ***        ***         ***
June 2006          ***             ***        ***         ***
July 2006          ***             ***        ***         ***
August 2006        ***             ***        ***         ***
October 2006       ***             ***        ***         ***
November 2006      ***             ***        ***         ***
December 2006      ***             ***        ***         ***

P.A. No. 1810
K/SWA                                                                SA-21

Attachment A to
6-1162-RLL-933R12
Page 3

                AIRCRAFT &
                ADV. PMT.
AIRCRAFT       ESTIMATED SPECIAL             ESTIMATED  BASE PRICE
DELIVERY        FEATURES PRICE    ESTIMATED  ESCALATION (ELEMENTS)
MO. & YR.       (JULY 1992$)     ESCALATION  SHARING     1 + 2 + 3
BLOCK P

April 2007         ***             ***        ***         ***
May 2007           ***             ***        ***         ***
June 2007          ***             ***        ***         ***
July 2007          ***             ***        ***         ***
August 2007        ***             ***        ***         ***
September 2007     ***             ***        ***         ***
October 2007       ***             ***        ***         ***
November 2007      ***             ***        ***         ***
December 2007      ***             ***        ***         ***

                  AIRCRAFT &
                  ADV. PMT.
AIRCRAFT       ESTIMATED SPECIAL             ESTIMATED  BASE PRICE
DELIVERY        FEATURES PRICE    ESTIMATED  ESCALATION (ELEMENTS)
MO. & YR.       (JULY 1999$)     ESCALATION  SHARING     1 + 2 + 3

BLOCK U
January 2008       ***             ***        ***         ***
February 2008      ***             ***        ***         ***
March 2008         ***             ***        ***         ***
April 2008         ***             ***        ***         ***
May 2008           ***             ***        ***         ***
June 2008          ***             ***        ***         ***
July 2008          ***             ***        ***         ***
August 2008        ***             ***        ***         ***
September 2008     ***             ***        ***         ***
October 2008       ***             ***        ***         ***
November 2008      ***             ***        ***         ***
December 2008      ***             ***        ***         ***

2.  Price Description. (Continued)

     2.2 Price Adjustments For Option Aircraft Delivering From January 2005 through December 2012.

         2.2.1 Special Features. The price for Special Features incorporated in the Option Aircraft Detail Specification will be adjusted to Boeing's then current prices for such features as of the date of execution of the definitive agreement for the Option Aircraft.
P.A. No. 1810
K/SWA                                                                SA-21


Attachment A to
6-1162-RLL-933R12
Page 4

         2.2.2 Escalation Adjustments. For escalation provisions applicable to Option Aircraft delivering after 2004, see paragraph 2.2.6 below.

         2.2.3 Base Price Adjustments for FAA Changes. The Aircraft Basic Price of the Option Aircraft will be adjusted for any FAA mandated changes incorporated into the Aircraft.

         2.2.4 Price Adjustments for Changes. Boeing may adjust the Aircraft Basic Price and the Advance Payment Base Price for any changes mutually agreed upon subsequent to the date that Buyer and Boeing enter into a definitive agreement for the Option Aircraft.

         2.2.5 Base Price Adjustments. The Aircraft Basic Price of the Option Aircraft will be adjusted to Boeing's then-current prices as of the date of execution of the definitive agreement for the Option Aircraft in accordance with the agreement reached below. The Aircraft Basic Price starting point for Option Aircraft delivering in 2003 is *** (July 1992 STE), for Option Aircraft delivering in 2004 is *** (July 1992 STE), for Options delivering in 2005 through 2009 is *** (July 1992 STE) and for Block "U" Option Aircraft is *** (July 1999 STE). Such Aircraft Basic Price may increase in accordance with paragraphs 2.2.1, 2.2.2, 2.2.3 and 2.2.4. For any other changes to the Aircraft Basic Price, Boeing may increase the Aircraft Basic Price by a maximum of *** (July 1992 STE) for Aircraft delivering in 2005; by a maximum of *** (July 1992 STE) per year or portion thereof starting in January 2006 through 2009. For Block "U" Option Aircraft Boeing may increase the Aircraft Basic Price by a maximum of *** (July 1999
STE) per year or portion thereof starting in January 2008.

         2.2.6 Prices for Long Lead Time Aircraft. Boeing has not established escalation provisions for Model 737-700 aircraft for delivery
2005 and after. Such escalation provisions (i) will be incorporated into the Option Aircraft definitive agreement when such information is available and (ii) will be the then-current escalation provisions applicable to the same model aircraft and engines delivering in the same time period as the Option Aircraft. The resulting revisions to the definitive agreement will include but not be limited to, adjustment of the Aircraft Basic Price of the Option Aircraft, the Advance Payment Base Price, the Aircraft escalation provisions and the advance payment amounts due on the Option Aircraft.

         2.2.7 BFE to SPE. An estimate of the total price for items of Buyer Furnished Equipment (BFE) changed to Seller Purchased Equipment (SPE) pursuant to the Configuration







P.A. No. 1810
K/SWA                                                                SA-21


Attachment A to
6-1162-RLL-933R12
Page 5

Specification is included in the Option Aircraft price build-up. The purchase price of the Option Aircraft will be adjusted by the price charged to Boeing for such items plus 10% of such price. If all BFE except developmental avionics is converted to SPE, Boeing will waive the 10% fee.

3.  Advance Payment Schedules, Prices and Adjustments.

     3.1 Buyer will pay to Boeing advance payments for the Option Aircraft on the dates and in the amounts determined below.

                                       Amount Due per Aircraft
                                         (Percentage times
Due Date of Payment                   Advance Payment Base Price)

Deposit                                *** (if applicable)

18 months prior to the first           15% (less the
day of the scheduled delivery          Deposit if any)
month of the Aircraft

12 months prior to the first           5%
day of the scheduled delivery
month of the Aircraft

9 months prior to the first            5%
day of the scheduled delivery
month of the Aircraft

6 months prior to the first            5%
day of the scheduled delivery
month of the Aircraft

         Total                         30%

Any advance payments that would be past due as of the date of signing the definitive purchase agreement for the Option Aircraft in accordance with the above schedule are due and payable on such date.

     3.2 Option Aircraft advance payment base prices will be increased or decreased, as appropriate, at the time of signing of the definitive purchase agreement for the Option Aircraft, using the then-current forecasted aircraft escalation factors used by Boeing, to determine the amount of the advance payments to be made by Buyer on the Option Aircraft.






P.A. No. 1810
K/SWA                                                                SA-21


6-1162-MSA-185R3


Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas  75235


Subject:      Letter Agreement No. 6-1162-MSA-185R3 to
              Purchase Agreement No. 1810 -
              Delivery Change Contractual Matters


This Letter Agreement amends Purchase Agreement No. 1810 dated January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 aircraft (the Aircraft).

As a result of the tragic events of September 11, 2001, and the resulting uncertainties in the global aviation industry, Boeing and Buyer have agreed to reschedule certain of Buyer's firm delivery commitments contained in the Agreement..*** The purpose of this Letter Agreement is to detail the contractual matters related to such arrangements.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.




























P.A. No. 1810
K/SWA                                                                SA-21


Southwest Airlines Co.
6-1162-MSA-185R3   Page 2


1.   ***

2.   Expenses related to Delayed Delivery of the Six Rescheduled Aircraft.

     2.1     ***

     2.2     ***










































P.A. No. 1810
K/SWA	SA-21


Southwest Airlines Co.
6-1162-MSA-185R3   Page 3


     2.3     ***

3.   Aircraft Storage Credit Memorandum.

     ***

4.   Aircraft Delivery Credit Memorandum.

     ***









































P.A. No. 1810
K/SWA                                                                SA-21


Southwest Airlines Co.
6-1162-MSA-185R3   Page 4

5.   Confidential Treatment.

     Buyer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreement 6-1162-RLL-934R1.

Very truly yours,

THE BOEING COMPANY



By /s/ Michael S. Anderson

Its  Attorney In Fact


ACCEPTED AND AGREED TO as of this

date: March 4, 2002

SOUTHWEST AIRLINES CO.



By /s/ Laura Wright

Its Vice President Finance & Treasurer













P.A. No. 1810
K/SWA                                                                SA-21


























































                           Supplemental Agreement No. 22

                                       to

                            Purchase Agreement No. 1810

                                     between

                                THE BOEING COMPANY

                                       and

                              SOUTHWEST AIRLINES CO.

                     Relating to Boeing Model 737-7H4 Aircraft


      THIS SUPPLEMENTAL AGREEMENT, entered into as of March 19, 2002, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with its principal offices in Dallas, Texas (Buyer);

      WHEREAS, the parties hereto entered into Purchase Agreement No. 1810 dated January 19, 1994, relating to Boeing Model 737-7H4 aircraft (the Agreement);

      WHEREAS, Buyer has agreed to accelerate two (2) Block J Aircraft from February 2004 to one (1) November 2002 and one (1) December 2002;

      WHEREAS, Buyer has agreed to accelerate two (2) Block O Option Aircraft from March 2006 (1) and November 2006 (1) to two (2) Block W Option Aircraft December 2003;

      WHEREAS, Buyer and Boeing have previously agreed to a schedule deceleration (Supplemental Agreements 18 and 19),***;

      WHEREAS, Buyer and Boeing agree***;




*** Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.




P.A. No. 1810     SA-22-1
K/SWA





      NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference.

2. Article 2, entitled "Delivery, Title and Risk of Loss," is deleted in its entirety and replaced by a new Article 2. Such new pages 2-1, 2-2, 2-3 and 2-4 are attached hereto and incorporated into the Agreement by this reference.

3. Article 3, entitled "Price of Aircraft", is deleted in its entirety and replaced by a new Article 3. Such new pages 3-1, 3-2, 3-3, 3-4, 3-5 and 3-6 are attached hereto and incorporated into the Agreement by this reference.

4. Letter Agreement No. 6-1162-RLL-933R12 entitled "Option Aircraft," is deleted in its entirety and replaced by a new Letter Agreement No. 6-1162-RLL-933R13 which is attached hereto and is incorporated into the Agreement by this reference.
   NOTE - Buyer has two (2) 'banked' Rollover Option Aircraft as a result of the option exercises covered by Supplemental Agreement No. 21 that may be converted to Option Aircraft at a future date subject to the terms of Letter Agreement No. 6-1162-RLL-933R13.

5. All references in the Letter Agreements associated with Purchase Agreement No. 1810 shall be deemed to refer to the purchase by Buyer of two hundred thirty-eight (238) Model 737-7H4 Aircraft, eighty-five (85) Model 737-7H4 Option Aircraft and two hundred seventeen (217) Model 737-7H4 Rollover Option Aircraft, to the extent such reference is not specifically addressed herein.

6. Advance Payments already made by Buyer for the two (2) accelerated Block J Aircraft totals ***. With the acceleration to November 2002 (1) and December 2002 (1) of these aircraft, the Advance Payment requirement balances are as follows:

 ***














P.A. No. 1810     SA-22-2
K/SWA



The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                               SOUTHWEST AIRLINES CO.



By: Michael S. Anderson                           By: Laura Wright

Its:    Attorney-In-Fact    	                    Its:VP Finance & Treasurer








































P.A. No. 1810	SA-22-3
K/SWA



Caption>
                              TABLE OF CONTENTS


                                                      Page       SA
                                                    Number   Number

ARTICLES

1.          Subject Matter of Sale                     1-1    SA-13

2.          Delivery, Title and Risk
            of Loss                                    2-1    SA-22

3.          Price of Aircraft                          3-1    SA-22

4.          Taxes                                      4-1

5.          Payment                                    5-1

6.          Excusable Delay                            6-1

7.          Changes to the Detail
            Specification                              7-1     SA-1

8.          Federal Aviation Requirements and
            Certificates and Export License            8-1

9.          Representatives, Inspection,
            Flights and Test Data                      9-1

10.         Assignment, Resale or Lease               10-1

11.         Termination for Certain Events            11-1

12.         Product Assurance; Disclaimer and
            Release; Exclusion of Liabilities;
            Customer Support; Indemnification
            and Insurance                             12-1

13.         Buyer Furnished Equipment and
            Spare Parts                               13-1

14.         Contractual Notices and Requests          14-1

15.         Miscellaneous                             15-1










P.A. No. 1810                           i
K/SWA                                                                   SA-22

                             TABLE OF CONTENTS CON'T


                                                                  SA
                                                              Number

EXHIBITS

A             Aircraft Configuration                           SA-13

B             Product Assurance Document                        SA-1

C             Customer Support Document

D             Price Adjustments Due to
              Economic Fluctuations - Aircraft                 SA-13

E             Buyer Furnished Equipment
              Provisions Document

F             Defined Terms Document




LETTER AGREEMENTS


1810-1      Waiver of Aircraft Demonstration Flight



















P.A. No. 1810                         ii
K/SWA                                                                   SA-22

                           TABLE OF CONTENTS CON'T

                                                                  SA
                                                              Number
RESTRICTED LETTER AGREEMENTS

6-1162-RLL-932R2  Promotional Support                         SA-13

6-1162-RLL-933R13 Option Aircraft                             SA-22

6-1162-RLL-934R3  Disclosure of Confidential                  SA-14
                  Information

6-1162-RLL-935R1  Performance Guarantees                      SA-1

6-1162-RLL-936R4  Certain Contractual Matters                 SA-4

6-1162-RLL-937    Alternate Advance Payment Schedule

6-1162-RLL-938    ***

6-1162-RLL-939R1  Certification Flight Test Aircraft          SA-1

6-1162-RLL-940R1  Training Matters                            SA-1

6-1162-RLL-941R2  Other Matters                               SA-13

6-1162-RLL-942    Open Configuration Matters

6-1162-RLL-943R1  Substitution Rights                         SA-6

6-1162-RLL-944    Airframe Maintenance Material Cost
                  Protection Program

6-1162-RLL-945    Comparison of 737-7H4 and 737-3H4
                  Block Fuel Burn

6-1162-RLL-1855R3 Additional Contractual Matters              SA-4

6-1162-RLL-1856   ***                                         SA-1

6-1162-RLL-1857   Service Ready Validation Program            SA-1
                  Field Test

6-1162-RLL-1858R1 Escalation Matters                          SA-4










P.A. No. 1810                           iii
K/SWA		                                                            SA-22

                             TABLE OF CONTENTS CON'T


                                                                  SA
                                                              Number
RESTRICTED LETTER AGREEMENTS

6-1162-RLL-2036   Amortization of Costs for
                  Customer Unique Changes                     SA-1

6-1162-RLL-2037   Reconciliation of the Aircraft              SA-1
                  Basic Price

6-1162-RLL-2073   Maintenance Training Matters                SA-1

6-1162-KJJ-054    Business Matters                            SA-13

6-1162-KJJ-055    Structural Matters                          SA-13

6-1162-KJJ-056    Noise and Emission Matters                  SA-13

6-1162-KJJ-057    Product Development Matters                 SA-13

6-1162-KJJ-058    Additional Substitution Rights              SA-13

6-1162-KJJ-150    Flight Control Computer & Mode              SA-14
                  Control Panel Spares Matter

6-1162-MSA-185R3  Delivery Change Contractual                 SA-21
                  Matters

















P.A. No. 1810                         iv
K/SWA                                                                   SA-22


ARTICLE 2.  Delivery, Title and Risk of Loss.

2.1 Time of Delivery. The Aircraft will be delivered to Buyer by Boeing, assembled and ready for flight and Buyer will accept delivery of the Aircraft, in accordance with the following schedule:

                  Month and Year
	             of Delivery              Quantity of Aircraft

                             Block E Aircraft
                  December 2000	               Two (2)
                  January 2001                     One (1)
                  February 2001                    One (1)
                  March 2001                       Two (2)
                  June 2001                        Three (3)
                  September 2001                   Three (1)

                             Block F Aircraft
                  October 1998                     One (1)
                  November 1998                    Two (2)
                  December 1998                    Two (2)

                             Block G Aircraft
                  March 1999                       Two (2)

                             Block H Aircraft
                  June 1999                        Two (2)
                  July 1999                        One (1)
                  August 1999                      One (1)
                  September 1999                   Two (2)
                  October 1999                     One (1)
                  March 2000                       One (1)
                  April 2000                       Two (2)
                  September 2000                   One (1)
                  October 2000                     Two (2)
                  March 2001                       Two (2)
                  April 2001                       One (1)
                  October 2001                     Three (3)

                             Block I Aircraft
                  November 2001                    Two (2)
                  December 2001                    One (1)
                  January 2002                     One (1)
                  March 2002                       Four (4)
                  April 2002                       Two (2)


P.A. No. 1810                          2-1
K/SWA                                                                   SA-22

                  December 2002                    Two (2)
                  May 2003                         One (1)
                  June 2003                        Two (2)
                  July 2003                        One (1)
                  September 2003                   Two (2)
                  October 2003                     Two (2)

                             Block J Aircraft
                  November 2002                    One (1)
                  December 2002                    One (1)
                  November 2003                    Two (2)
                  March 2004                       One (1)

                             Block K Aircraft
                  March 2004                       One (1)
                  April 2004                       Three (3)
                  May 2004                         One (1)

                             Block L Aircraft
                  October 1999                     One (1)
                  November 1999                    Two (2)
                  December 1999                    One (1)
                  June 2000                        Three (3)
                  July 2000                        Three (3)
                  September 2000                   One (1)
                  October 2000                     One (1)
                  November 2000                    Four (4)
                  December 2000                    One (1)
                  January 2001                     One (1)
                  February 2001                    One (1)
                  July 2001                        One (1)
                  September 2001                   One (1)
                  October 2001                     One (1)
                  July 2003                        One (1)
                  August 2003                      Two (2)

                             Block T Aircraft
                  November 2001                    One (1)
                  February 2002                    One (1)
                  May 2004                         One (1)
                  June 2004                        Four (4)
                  July 2004                        Four (4)
                  August 2004                      Two (2)
                  September 2004                   Two (2)
                  November 2004                    One (1)
                  December 2004                    One (1)
                  January 2005                     Five (5)
                  February 2005                    Two (2)
                  March 2005                       One (1)


P.A. No. 1810                         2-2
K/SWA                                                                   SA-22


                  April 2005                       Two (2)
                  May 2005                         One (1)
                  June 2005                        Three (3)
                  July 2005                        Two (2)
                  August 2005                      One (1)
                  September 2005                   Two (2)
                  October 2005                     One (1)
                  November 2005                    Two (2)
                  December 2005                    Two (2)
                  February 2006                    Four (4)
                  May 2006                         Three (3)
                  June 2006                        Four (4)
                  July 2006                        One (1)
                  August 2006                      Three (3)
                  September 2006                   Three (3)
                  November 2006                    Two (2)
                  December 2006                    Two (2)
                  January 2007                     Two (2)
                  February 2007                    Three (3)
                  March 2007                       Two (2)
                  April 2007                       Two (2)
                  May 2007                         Two (2)
                  June 2007                        Two (2)
                  July 2007                        Two (2)
                  August 2007                      Two (2)
                  September 2007                   Two (2)
                  October 2007                     Two (2)
                  November 2007                    Two (2)
                  December 2007                    Two (2)
                  January 2008                     One (1)
                  February 2008                    One (1)
                  March 2008                       One (1)
                  April 2008                       One (1)
                  May 2008                         One (1)
                  June 2008                        One (1)

      2.2 Notice of Target Delivery Date. Boeing will give Buyer notice of the Target Delivery Date of the Aircraft approximately 30 days prior to the scheduled month of delivery.

      2.3 Notice of Delivery Date. If Boeing gives Buyer at least 7 days' notice of the delivery date of the Aircraft, and an Aircraft delivery is delayed beyond such delivery date due to the responsibility of Buyer, Buyer will reimburse Boeing for all costs incurred by Boeing as a result of such delay, including amounts for storage, insurance, Taxes, preservation or protection of the Aircraft and interest on payments due.

      2.4 Place of Delivery. The Aircraft will be delivered at an airport facility selected by Boeing in the State of Washington, unless mutually agreed otherwise.





P.A. No. 1810	                      2-3
K/SWA                                                                   SA-22


      2.5 Title and Risk of Loss. Title to and risk of loss of an Aircraft will pass from Boeing to Buyer upon delivery of such Aircraft, but not prior thereto.

2.6 Bill of Sale. Upon delivery of an Aircraft Boeing will deliver to Buyer a bill of sale conveying good title to such Aircraft, free of all liens, claims, charges and encumbrances of every kind whatsoever, and such other appropriate documents of title as Buyer may reasonably request.









































P.A. No. 1810                        2-4
K/SWA                                                                   SA-22


ARTICLE 3.  Price of Aircraft.

	3.1   Definitions.

            3.1.1 Special Features are the features incorporated in Exhibit A which have been selected by Buyer.

            3.1.2 Base Aircraft Price is the Aircraft Basic Price excluding the price of Special Features.

            3.1.3 Aircraft Basic Price is comprised of the Base Aircraft Price and the price of the Special Features.

3.1.4 Economic Price Adjustment is the adjustment to the Aircraft
Basic Price (Base Aircraft and Special Features) as calculated pursuant to Exhibit D or Exhibit D-1 as applicable.

3.1.5 Aircraft Price is the total amount Buyer is to pay for the Aircraft at the time of delivery.

      3.2   Aircraft Basic Price.

            The Aircraft Basic Price for Block A through L Aircraft, is expressed in July 1992 dollars; the Aircraft Basic Price for Block T Aircraft, is expressed in July 1999 dollars; as set forth below:

                     Base                    Special            Aircraft
                     Aircraft Price          Features           Basic Price
Block A, B, C,
D & E Aircraft       ***                     ***                ***
Block F & G
Aircraft             ***                     ***                ***
Block H
Aircraft             ***                     ***                ***
Block I
Aircraft             ***                     ***                ***
Block J
Aircraft             ***                     ***                ***
Block K
Aircraft             ***                     ***                ***
Block L
Aircraft             $***                    ***                ***


Block T
Aircraft             ***                     ***                ***








P.A. No. 1810	                   3-1
K/SWA                                                                      SA-22


      3.2 Aircraft Price. The Aircraft Price will be established at the time of delivery of such Aircraft to Buyer and will be the sum of:

3.3.1 the Aircraft Basic Price, which is *** for the Block A, B, C,
D and E Aircraft, *** for the Block F and G Aircraft, *** for the Block H Aircraft, *** for the Block I Aircraft, *** for the Block J Aircraft, *** for the Block K Aircraft and *** for the Block L Aircraft; *** for the Block T Aircraft; plus


3.3.2 the Economic Price Adjustments for the Aircraft Basic Price, as calculated pursuant to the formulas set forth in Exhibit D (Price Adjustments Due to Economic Fluctuations - Aircraft) for Aircraft Block A through L, and in Exhibit D-1 (Price Adjustments Due to Economic Fluctuations - Aircraft) for Aircraft Block T; plus

3.3.3 other price adjustments made pursuant to this Agreement or other written agreements executed by Boeing and Buyer.

      3.4   Advance Payment Base Price.

            3.4.1 Advance Payment Base Price. For advance payment purposes, the following estimated delivery prices of the Aircraft (Advance Payment Base Price)have been established, using currently available forecasts of the escalation factors used by Boeing as of the date of signing this Agreement. The Advance Payment Base Price of each Aircraft is set forth below:

                  Month and Year of         Advance Payment Base
                  Scheduled Delivery        Price per Aircraft

                            Block A Aircraft***
                  October 1997
                  November 1997



                            Block B Aircraft***
                  January 1998
                  February 1998
                  March 1998
                  April 1998
                  May 1998
                  June 1998
                  July 1998
                  September 1998






P.A. No. 1810	                   3-2
K/SWA                                                                      SA-22


	                      Block C Aircraft***
                  February 1999
                  May 1999
                  July 1999
                  August 1999
                  September 1999

                            Block D Aircraft***
                  November 1999
                  December 1999
                  January 2000
                  March 2000
                  July 2000
                  August 2000

                            Block E Aircraft***
                  December 2000
                  January 2001
                  February 2001
                  March 2001
                  June 2001
                  September 2001

                            Block F Aircraft***
                  October 1998
                  November 1998
                  December 1998

                            Block G Aircraft***
                  March 1999

                            Block H Aircraft***
                  June 1999
                  July 1999
                  August 1999
                  September 1999
                  October 1999
                  March 2000
                  April 2000
                  September 2000
                  October 2000
                  March 2001
                  April 2001
                  October 2001

                            Block I Aircraft***



P.A. No. 1810                          3-3
K/SWA                                                                      SA-22


                  November 2001
                  December 2001
                  January 2002
                  March 2002
                  April 2002
                  December 2002
                  May 2003
                  June 2003
                  July 2003
                  September 2003
                  October 2003

                            Block J Aircraft***
                  November 2002
                  December 2002
                  November 2003
                  March 2004

                            Block K Aircraft***
                  March 2004
                  April 2004
                  May 2004

                            Block L Aircraft***
                  October 1999
                  November 1999
                  December 1999
                  June 2000
                  July 2000
                  September 2000
                  October 2000
                  November 2000
                  December 2000
                  January 2001
                  February 2001
                  July 2001
                  September 2001
                  October 2001
                  July 2003
                  August 2003

                            Block T Aircraft***
                  November 2001
                  February 2002
                  May 2004
                  June 2004
                  July 2004
                  August 2004
                  September 2004



P.A. No. 1810                          3-4
K/SWA                                                                      SA-22


                  November 2004
                  December 2004
                  January 2005
                  February 2005
                  March 2005
                  April 2005
                  May 2005
                  June 2005
                  July 2005
                  August 2005
                  September 2005
                  October 2005
                  November 2005
                  December 2005
                  February 2006
                  May 2006
                  June 2006
                  July 2006
                  August 2006
                  September 2006
                  November 2006
                  December 2006
                  January 2007
                  February 2007
                  March 2007
                  April 2007
                  May 2007
                  June 2007
                  July 2007
                  August 2007
                  September 2007
                  October 2007
                  November 2007
                  December 2007
                  January 2008
                  February 2008
                  March 2008
                  April 2008
                  May 2008
                  June 2008


P.A. No. 1810                       3-5
K/SWA                                                                      SA-22


      3.4.2 Adjustment of Advance Payment Base Prices Long-Lead Aircraft. For Aircraft scheduled for delivery 36 months or more after the date of this Agreement, the Advance Payment Base Prices appearing in Article 3.4.1 will be used to determine the amount of the first advance payment to be made by Buyer on the Aircraft. No later than 25 months before the scheduled month of delivery of each affected Aircraft, Boeing will increase or decrease the Advance Payment Base Price of such Aircraft as required to reflect the effects of (i) any adjustments in the Aircraft Basic Price pursuant to this Agreement and (ii) the then-current forecasted escalation factors used by Boeing. Boeing will provide the adjusted Advance Payment Base Prices for each affected Aircraft to Buyer, and the advance payment schedule will be considered amended to substitute such adjusted Advance Payment Base Prices.









































P.A. No. 1810                          3-6
K/SWA                                                                      SA-22



6-1162-RLL-933R13


Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas  75235

Subject: Letter Agreement No. 6-1162-RLL-933R13 to Purchase Agreement No. 1810 - Option Aircraft


This Letter Agreement amends Purchase Agreement No. 1810 dated as of January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 aircraft (Aircraft).

All terms used and not defined herein will have the same meaning as in the Agreement.

In consideration of the purchase by Buyer of the Aircraft, Boeing hereby agrees to manufacture and sell to Buyer and Buyer shall have the option to purchase (Option or Options) eighty-five (85) additional Model 737-7H4 aircraft as described in paragraph 1 of Attachment A hereto (Option Aircraft) and two hundred seventeen (217) Model 737-7H4 Rollover Option Aircraft (Rollover
Option Aircraft), subject to the terms and conditions set forth below.


1.    Delivery of Option Aircraft.

      The Option Aircraft will be delivered to Buyer during or before the months set forth in the following schedule:

                                    Number of             Option
      Month and Year                Option                Aircraft
      of Delivery                   Aircraft              Block
      December 2003                 Two (2)                  W

      March 2004                    Three (3)                M
      April 2004                    Two (2)                  M
      June 2004                     Two (2)                  M
      July 2004                     Two (2)                  M
      October 2004                  Four (4)                 M









P.A. No. 1810
K/SWA                                                                      SA-22


Southwest Airlines Co.
6-1162-RLL-933R13   Page 2

                                    Number of             Option
      Month and Year	            Option                Aircraft
      of Delivery                   Aircraft              Block
      February 2005                 One (1)                 N
      March 2005                    Four (4)                N
      April 2005                    Two (2)                 N
      May 2005                      One (1)                 N
      June 2005                     One (1)                 N
      July 2005                     Two (2)                 N
      August 2005                   Two (2)                 N
      September 2005                Three (3)               N
      October 2005                  Two (2)                 N
      November 2005                 One (1)                 N
      December 2005                 One (1)                 N

      January 2006                  Two (2)                 O
      March 2006                    Three (3)               O
      April 2006                    Two (2)                 O
      May 2006                      Two (2)                 O
      June 2006                     One (1)                 O
      July 2006                     Two (2)                 O
      August 2006	                  One (1)                 O
      October 2006                  One (1)                 O
      November 2006                 One (1)                 O
      December 2006                 One (1)                 O

      April 2007                    One (1)                 P
      May 2007                      One (1)                 P
      June 2007                     One (1)                 P
      July 2007                     One (1)                 P
	August 2007                   One (1)                 P
      September 2007                One (1)                 P
      October 2007                  One (1)                 P
      November 2007                 One (1)                 P
      December 2007                 One (1)                 P

      January 2008                  Two (2)                 U
      February 2008                 Three (3)               U
      March 2008                    Two (2)                 U
      April 2008                    Two (2)                 U
      May 2008                      Two (2)                 U
      June 2008                     Two (2)                 U
      July 2008                     Two (2)                 U
      August 2008                   Two (2)                 U
      September 2008                Two (2)                 U
      October 2008                  Two (2)                 U
      November 2008                 Two (2)                 U
      December 2008                 Two (2)                 U

P.A. No. 1810
K/SWA                                                                      SA-22


Southwest Airlines Co.
6-1162-RLL-933R13   Page 3


2.    Delivery of Rollover Option Aircraft.

2.1 The Rollover Option Aircraft will be delivered to Buyer during or before the years set forth in the following schedule:

                                                              Option
      Year of                    Number of                    Aircraft
      Delivery                   Option Aircraft              Block
      2007                       Twenty (20)                     Q
      2008                       Twenty (20)                     R
      2009                       Six (6)                         S
      2009-2012                  One hundred seventy one         V
                                 (171)

2.2 The two hundred seventeen (217) Rollover Option Aircraft may be converted into Option Aircraft or firm Aircraft, from time to time, in any of the following ways:

2.2.1 Buyer can exercise any Option for an Option Aircraft described in Article 1 above, and will be offered the right to convert one Rollover Option Aircraft into an Option Aircraft for each Option exercised. Buyer can elect to convert such Rollover Option Aircraft into an Option Aircraft at any time after converting an Option Aircraft to a firm Aircraft subject to the requirements of Article 2.5.

2.2.2 If Buyer elects not to exercise an Option, at the same time of not exercising such Option Buyer may convert one Rollover Option Aircraft to an Option Aircraft; otherwise, one Rollover Option Aircraft will be deleted for each Option not exercised by Buyer.

2.2.3 Buyer may convert Rollover Option Aircraft directly to firm
Aircraft. When Buyer converts one or more Rollover Option Aircraft to firm Aircraft, Buyer will be offered the right to convert one Rollover Option Aircraft into an Option Aircraft for each converted Rollover Option Aircraft. Buyer can elect to convert such Rollover Option Aircraft to Option Aircraft at any time after converting Rollover Option to firm Aircraft subject to the requirements of Article 2.5.

      2.3 Buyer may not convert Rollover Option Aircraft to Option Aircraft except in accordance with Article 2.2 above.









P.A. No. 1810
K/SWA                                                                      SA-22


Southwest Airlines Co.
6-1162-RLL-933R13   Page 4

      2.4 Base Price Adjustments for Rollover Option Aircraft which are converted to Option Aircraft or firm Aircraft shall be in accordance with
Article 2.2.5 of Attachment A to this Letter Agreement.

      2.5 The delivery month offered by Boeing to Buyer for any Option or firm Aircraft resulting from a conversion of a Rollover Option Aircraft will be at least 24 months from the corresponding Option exercise date or firm order.

      2.6 Upon conversion of a Rollover Option Aircraft into an Option Aircraft, Buyer shall wire transfer the Deposit of *** to Boeing and Boeing and Buyer shall agree on a delivery position for that aircraft. Section 1 of this Letter Agreement will be amended accordingly. In the event Buyer thereafter exercises its right to purchase such Option Aircraft, application of the Deposit will be in accordance with Article 4.1 herein. If the conversion is a Rollover Option Aircraft to a firm Aircraft, Buyer shall wire transfer any advance payments due under the Agreement.

      2.7 Buyer and Boeing will consult on a frequent basis to keep each other informed as to Buyer's fleet plans and Boeing's production plans in order to accommodate to the greatest extent reasonably possible each party's needs in managing the delivery schedule for the Rollover Option Aircraft. Boeing acknowledges Buyer's need for delivery positions in the 2007-2012 time frame, as well as the possibility of a need for delivery positions in earlier years and will use its best reasonable efforts to meet Buyer's needs.

3.   Price.

      3.1 The advance payment base prices of the Option Aircraft set forth below and in paragraph 2.1 of Attachment A represent the estimated delivery prices of the Option Aircraft. The Option Aircraft pricing elements and associated pricing terms and conditions are given in Attachment A.

      3.2 Price and escalation provisions for Model 737-7H4 aircraft delivering after 2006 are not currently available. The estimated Advance Payment Base Prices shown in paragraph 3.3 below and in paragraph 2.1 of Attachment A are based on currently available price and escalation provisions. As price and escalation provisions become available for Model 737-7H4 aircraft delivering after 2006, such price and escalation provisions will be appropriately applied to the applicable Option Aircraft.







P.A. No. 1810
K/SWA                                                                      SA-22


Southwest Airlines Co.
6-1162-RLL-933R13   Page 5

For additional information relating to price and escalation provisions applicable to Option Aircraft delivering after 2006 refer to paragraphs 2.2 and
3.2 of Attachment A.

      3.3 The Advance Payment Base Prices of the Option Aircraft indicated below do include an amount for special features in addition to those specifically described in Attachment A but do not include any amount for items of Buyer Furnished Equipment (BFE). An estimate for typical special features is *** per Aircraft (expressed in 1992 STE dollars) and for BFE is *** per Aircraft (expressed in delivery year dollars).

      Month and Year                    Advance Payment Base
      of Delivery                       Price per Option Aircraft

                 Block W Aircraft***
      December 2003

                 Block M Aircraft***

      March 2004
      April 2004
      June 2004
      July 2004
      October 2004

                 Block N Aircraft***
      February 2005
      March 2005
      April 2005
      May 2005
      June 2005
      July 2005
      August 2005
      September 2005
      October 2005
      November 2005
      December 2005

                 Block O Aircraft***
      January 2006
      March 2006
      April 2006
      May 2006
      June 2006
      July 2006
      August 2006


P.A. No. 1810
K/SWA                                                                      SA-22


Southwest Airlines Co.
6-1162-RLL-933R13   Page 6

      October 2006
      November 2006
      December 2006

                  Block P Aircraft***
      April 2007
      May 2007
      June 2007
      July 2007
      August 2007
      September 2007
      October 2007
      November 2007
      December 2007

                  Block U Aircraft***
      January 2008
      February 2008
      March 2008
      April 2008
      May 2008
      June 2008
      July 2008
      August 2008
      September 2008
      October 2008
      November 2008
      December 2008

      3.4 The Option Aircraft purchase price will be the applicable basic price thereof at the time of Option Aircraft delivery adjusted in accordance with Boeing's Aircraft escalation provisions contained in the definitive agreement to purchase the Option Aircraft. The purchase price will include the price for Seller Purchased Equipment (SPE) if Buyer has elected to change Buyer Furnished Equipment (BFE) to SPE.

4.    Option Aircraft Payment.

      4.1 In consideration of the granting of the Options as set forth herein, on or before the date Boeing and Buyer enter into a definitive agreement to purchase the Aircraft, Buyer will pay a deposit to Boeing of *** for each Option Aircraft (Deposit). In the event Buyer exercises its Options herein, the amount of the Deposit will be credited against the first advance payment due for such Option Aircraft pursuant to the advance payment schedule set forth in paragraph 3 of Attachment A. The Deposits for the Option Aircraft



P.A. No. 1810
K/SWA                                                                      SA-22


Southwest Airlines Co.
6-1162-RLL-933R13   Page 7

will be refunded to Buyer, without interest, if the parties do not enter into a definitive Agreement for the Aircraft.

In the event that, after the parties enter into a definitive agreement to purchase the Aircraft, Buyer does not exercise its Options to purchase the Option Aircraft pursuant to the terms and conditions set forth herein, Boeing will be entitled to retain the Deposits for the Option Aircraft except as provided in paragraph 6 herein.

      4.2 Advance payments in the amount of 30% of the advance payment base price will be payable on the Option Aircraft in accordance with paragraph 3 of Attachment A. The remainder of the Option Aircraft purchase price is due at the time of delivery of the Option Aircraft.

5.    Option Exercise.

      5.1 To exercise its Option, Buyer will give written or telegraphic notice thereof to Boeing on or before sixteen (16) months prior to the first day of the delivery month of each Option Aircraft.

In such notice Buyer will select the Option Model type, and the applicable delivery positions.

      5.2 It is understood and agreed that Boeing may accelerate the Option exercise dates specified above if Boeing must make production decisions which are dependent on Buyer's decision to buy the Option Aircraft. If Boeing elects to accelerate the Option exercise dates, Boeing will do so by giving written or telegraphic notice thereof to Buyer. Such notice will specify the revised Option exercise dates, which will not be earlier than 30 days after the date of transmittal of such notice, and the Option Aircraft delivery positions affected by such revision. If Buyer fails to exercise its Option for any Option Aircraft affected by such revised dates, the Deposit applicable to such Option Aircraft will be promptly refunded, with interest, to Buyer. The interest rate for calculation of the interest associated with such refund is the rate of two percent (2%) below the Citibank base rate in effect from time to time during the period the Option deposit is held by Boeing.












P.A. No. 1810
K/SWA                                                                      SA-22


Southwest Airlines Co.
6-1162-RLL-933R13   Page 8

6.    Contract Terms.

      It is understood that Boeing and Buyer will use their best efforts to enter into a definitive agreement for the Option Aircraft within thirty (30) days after Buyer exercises an Option to purchase Option Aircraft pursuant to paragraph 5 covering the detailed terms and conditions for the sale of such Option Aircraft.

Such definitive agreement will include the terms and conditions contained herein together with the terms and conditions, not inconsistent herewith, contained in Boeing's then-current standard form of purchase agreement for the sale of Model 737-700 aircraft in effect as of the date of Option exercise and such additional terms and conditions as may be mutually agreed upon. In the event the parties have not entered into such an agreement within the time period contemplated herein, either party may, exercisable by written or telegraphic notice given to the other within thirty (30) days after such period, terminate the purchase of such Option Aircraft.

7.    Termination of Option to Purchase.

      Either Boeing or Buyer may terminate the Options to purchase an Option Aircraft if any of the following events are not accomplished by the respective dates contemplated in this letter agreement, or in the Agreement, as the case may be:

      (i) termination of the purchase of the Aircraft under the Agreement for any reason;

      (ii) payment by Buyer of the Deposit with respect to an Option Aircraft pursuant to paragraph 4.1 herein;

      (iii)	exercise of an Option to purchase an Option Aircraft pursuant to the terms hereof.

Any termination of an Option to purchase by Boeing which is based on the termination of the purchase of Aircraft under the Agreement will be on a one -for-one basis, for each Aircraft so terminated.

Any cancellation of an Option to purchase which is based on failure to make the required Deposit or to exercise the Option to purchase shall only apply to the Option Aircraft so canceled.

Termination of an Option to purchase provided by this letter agreement will be caused by either party giving






P.A. No. 1810
K/SWA                                                                      SA-22


Southwest Airlines Co.
6-1162-RLL-933R13   Page 9

written notice to the other within 10 days after the applicable date. Upon receipt of such notice, all rights and obligations of the parties with respect to an Option Aircraft for which the Option to purchase has been terminate will thereupon terminate.

If termination is result of a revision of an Option exercise date by Boeing pursuant to paragraph 5.2, Boeing will promptly refund to Buyer, with interest, any payments received from Buyer, including the Deposit, with respect to the Option Aircraft for which the Option is terminated. If termination is for any other reason, Boeing will promptly refund to Buyer, without interest, any payments received from Buyer with respect to the affected Option Aircraft, except the Deposit, which Buyer may apply to any model Boeing aircraft purchased by Buyer from Boeing at a future date.

8. Confidential Treatment. Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement No. 6-1162-RLL-934, as amended.




























P.A. No. 1810
K/SWA                                                                      SA-22


Southwest Airlines Co.
6-1162-RLL-933R13   Page 10



Very truly yours,

THE BOEING COMPANY



By/s/ Michael S. Anderson

Its Attorney-In-Fact


ACCEPTED AND AGREED TO this

date:March 19, 2002

SOUTHWEST AIRLINES CO.



By Laura Wright

Its VP Finance & Treasurer

Attachments


























P.A. No. 1810
K/SWA                                                                      SA-22


Attachment A to
6-1162-RLL-933R13
Page 1


Model 737-7H4 Aircraft

1.    Option Aircraft Description and Changes.

      1.1 Aircraft Description. The Option Aircraft is described by Boeing Detail Specification D6-38808-1, Dated October 30 ,1996 and for Block "U" Option Aircraft by Boeing Detail Specification D6-38808-1, Rev. A, Dated February 24, 1998.

      1.2   Changes.  The Detail Specification will be revised to include:

            (1) Changes applicable to the basic Model 737-700 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of a definitive agreement to purchase the Option Aircraft.

            (2)   Changes mutually agreed upon.

            (3) Changes required to obtain a Standard Certificate of Airworthiness.

            (4) To provide sufficient Option Aircraft manufacturing and procurement lead time it is necessary for Boeing and Buyer to reach final agreement on the Option Aircraft configuration, including BFE/SPE vendor selection fifteen (15) months prior to delivery of each Option Aircraft. If such items are not resolved by the indicated dates, Boeing reserves the right to amend this letter agreement:

                  (i) to adjust the scheduled delivery of the Option Aircraft to a later time period and,

                  (ii)	to make such other changes as are appropriate and
consistent with the revised Option Aircraft deliveries.

      1.3 Effect of Changes. Changes to the Detail Specification incorporated pursuant to the provisions of the clauses above will include the effects of such changes upon Option Aircraft weight, balance, design and performance. Performance guarantees for the Option Aircraft which are mutually acceptable to the parties will be included in the definitive agreement for the Option Aircraft.







P.A. No. 1810
K/SWA                                                                      SA-22


Attachment A to
6-1162-RLL-933R13
Page 2
2.    Price Description

      2.1   Price Elements Per Aircraft

                     1                2         3

                 AIRCRAFT &                             ADV. PMT.
AIRCRAFT       ESTIMATED SPECIAL  ESTIMATED  BASE         PRICE
DELIVERY        FEATURES PRICE    ESTIMATED  ESCALATION (ELEMENTS)
MO. & YR.       (JULY 1992$)     ESCALATION  SHARING     1 + 2 + 3

BLOCK W
December 2003      ***              ***        ***         ***

BLOCK M
March 2004         ***              ***        ***         ***
April 2004         ***              ***        ***         ***
June 2004          ***              ***        ***         ***
July 2004          ***              ***        ***         ***
October 2004       ***              ***        ***         ***

BLOCK N
February 2005      ***              ***        ***         ***
March 2005         ***              ***        ***         ***
April 2005         ***              ***        ***         ***
May 2005           ***              ***        ***         ***
June 2005          ***              ***        ***         ***
July 2005          ***              ***        ***         ***
August 2005        ***              ***        ***         ***
September 2005     ***              ***        ***         ***
October 2005       ***              ***        ***         ***
November 2005      ***              ***        ***         ***
December 2005      ***              ***        ***         ***

BLOCK O
January 2006       ***              ***        ***         ***
March 2006         ***              ***        ***         ***
April 2006         ***              ***        ***         ***
May 2006           ***              ***        ***         ***
June 2006          ***              ***        ***         ***
July 2006          ***              ***        ***         ***
August 2006        ***              ***        ***         ***
October 2006       ***              ***        ***         ***
November 2006      ***              ***        ***         ***
December 2006      ***              ***        ***         ***

P.A. No. 1810
K/SWA                                                                      SA-22


Attachment A to
6-1162-RLL-933R13
Page 3

		      AIRCRAFT &
		      ADV. PMT.
AIRCRAFT       ESTIMATED SPECIAL             ESTIMATED  BASE PRICE
DELIVERY        FEATURES PRICE    ESTIMATED  ESCALATION (ELEMENTS)
MO. & YR.       (JULY 1992$)     ESCALATION  SHARING     1 + 2 + 3

BLOCK P
April 2007         ***              ***        ***         ***
May 2007           ***              ***        ***         ***
June 2007          ***              ***        ***         ***
July 2007          ***              ***        ***         ***
August 2007        ***              ***        ***         ***
September 2007     ***              ***        ***         ***
October 2007       ***              ***        ***         ***
November 2007      ***              ***        ***         ***
December 2007      ***              ***        ***         ***

		      AIRCRAFT &
		      ADV. PMT.
AIRCRAFT       ESTIMATED SPECIAL             ESTIMATED  BASE PRICE
DELIVERY        FEATURES PRICE    ESTIMATED  ESCALATION (ELEMENTS)
MO. & YR.       (JULY 1999$)     ESCALATION  SHARING     1 + 2 + 3

BLOCK U
January 2008	   ***             ***        ***         ***
February 2008	   ***             ***        ***         ***
March 2008           ***             ***        ***         ***
April 2008           ***             ***        ***         ***
May 2008             ***             ***        ***         ***
June 2008            ***             ***        ***         ***
July 2008            ***             ***        ***         ***
August 2008          ***             ***        ***         ***
September 2008	   ***             ***        ***         ***
October 2008         ***             ***        ***         ***
November 2008        ***             ***        ***         ***
December 2008        ***             ***        ***         ***

      2.2 Price Adjustments For Option Aircraft Delivering From January 2007 through December 2012.

            2.2.1	Special Features.  The price for Special Features
incorporated in the Option Aircraft Detail Specification will be adjusted to Boeing's then-current prices for such features as of the date of execution of the definitive agreement for the Option Aircraft.

            2.2.2 Escalation Adjustments. For escalation provisions applicable to Option Aircraft delivering after 2006, see paragraph 2.2.6 below.

P.A. No. 1810
K/SWA                                                                      SA-22


Attachment A to
6-1162-RLL-933R13
Page 4

            2.2.3	Base Price Adjustments for FAA Changes.  The Aircraft Basic
Price of the Option Aircraft will be adjusted for any FAA mandated changes incorporated into the Aircraft.

            2.2.4	Price Adjustments for Changes.  Boeing may adjust the
Aircraft Basic Price and the Advance Payment Base Price for any changes mutually agreed upon subsequent to the date that Buyer and Boeing enter into a definitive agreement for the Option Aircraft.

             2.2.5 Base Price Adjustments. The Aircraft Basic Price of the Option Aircraft will be adjusted to Boeing's then-current prices as of the date of execution of the definitive agreement for the Option Aircraft in accordance with the agreement reached below. The Aircraft Basic Price starting point for Option Aircraft delivering in 2003 is *** (July 1992 STE), for Option Aircraft delivering in 2004 is *** (July 1992 STE), for Options delivering in 2005 through 2009 is *** (July 1992 STE) and for Block "U" Option Aircraft is *** (July 1999 STE). Such Aircraft Basic Price may increase in accordance with paragraphs 2.2.1, 2.2.2, 2.2.3 and 2.2.4. For any other changes to the Aircraft Basic Price, Boeing may increase the Aircraft Basic Price by a maximum of *** (July 1992 STE) for Aircraft delivering in 2005; by a maximum of *** (July 1992 STE) per year or portion thereof starting in January 2006 through 2009. For Block "U" Option Aircraft Boeing may increase the Aircraft Basic Price by a maximum of *** (July 1999 STE) per year or portion thereof starting in January 2008.

             2.2.6 Prices for Long Lead Time Aircraft. Boeing has not established escalation provisions for Model 737-700 aircraft for delivery 2007 and after. Such escalation provisions (i) will be incorporated into the Option Aircraft definitive agreement when such information is available and (ii) will be the then-current escalation provisions applicable to the same model aircraft and engines delivering in the same time period as the Option Aircraft. The resulting revisions to the definitive agreement will include but not be limited to, adjustment of the Aircraft Basic Price of the Option Aircraft, the Advance Payment Base Price, the Aircraft escalation provisions and the advance payment amounts due on the Option Aircraft.

             2.2.7 BFE to SPE. An estimate of the total price for items of Buyer Furnished Equipment (BFE) changed to Seller Purchased Equipment (SPE) pursuant to the Configuration Specification is included in the Option Aircraft price build-up. The purchase price of the Option Aircraft will be adjusted by the price charged to Boeing for such items plus 10% of such price. If all BFE except developmental avionics is converted to SPE, Boeing will waive the 10% fee.

3.    Advance Payment Schedules, Prices and Adjustments.


P.A. No. 1810
K/SWA                                                                      SA-22


Attachment A to
6-1162-RLL-933R13
Page 5


       3.1 Buyer will pay to Boeing advance payments for the Option Aircraft on the dates and in the amounts determined below.

                                             Amount Due per Aircraft
                                               (Percentage times
Due Date of Payment                         Advance Payment Base Price)

Deposit                                         *** (if applicable)
18 months prior to the first                    15% (less the
day of the scheduled delivery                        Deposit if any)
month of the Aircraft

12 months prior to the first                    5%
day of the scheduled delivery
month of the Aircraft

9 months prior to the first                     5%
day of the scheduled delivery
month of the Aircraft

6 months prior to the first                     5%
day of the scheduled delivery
month of the Aircraft

      Total                                    30%

Any advance payments that would be past due as of the date of signing the definitive purchase agreement for the Option Aircraft in accordance with the above schedule are due and payable on such date.

      3.2 Option Aircraft advance payment base prices will be increased or decreased, as appropriate, at the time of signing of the definitive purchase agreement for the Option Aircraft, using the then-current forecasted aircraft escalation factors used by Boeing, to determine the amount of the advance payments to be made by Buyer on the Option Aircraft.












P.A. No. 1810
K/SWA                                                                      SA-22
Page: 2



















































                         Supplemental Agreement No. 23

                                     to

                          Purchase Agreement No. 1810

                                   between

                             THE BOEING COMPANY

                                    and

                            SOUTHWEST AIRLINES CO.

                   Relating to Boeing Model 737-7H4 Aircraft


      THIS SUPPLEMENTAL AGREEMENT, entered into as of July 25, 2002, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with its principal offices in Dallas, Texas (Buyer);

      WHEREAS, the parties hereto entered into Purchase Agreement No. 1810 dated January 19, 1994, relating to Boeing Model 737-7H4 aircraft (the Agreement);

      WHEREAS, Buyer has agreed to exercise two (2) Block N Option Aircraft (as Block L Aircraft) and to accelerate these aircraft from July and August 2005 to March and April 2003;

      WHEREAS, Boeing has***;

      NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference.



*** Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.




P.A. No. 1810                     SA-23-1
K/SWA


2. Article 2, entitled "Delivery, Title and Risk of Loss," is deleted in its entirety and replaced by a new Article 2. Such new pages 2-1, 2-2, 2-3 and 2-4 are attached hereto and incorporated into the Agreement by this reference.

3. Article 3, entitled "Price of Aircraft", is deleted in its entirety and replaced by a new Article 3. Such new pages 3-1, 3-2, 3-3, 3-4, 3-5 and 3-6 are attached hereto and incorporated into the Agreement by this reference.

4. Letter Agreement No. 6-1162-RLL-933R13 entitled "Option Aircraft," is deleted in its entirety and replaced by a new Letter Agreement No. 6-1162 -RLL-933R14 which is attached hereto and is incorporated into the Agreement by this reference. NOTE - Buyer now has four (4) 'banked' Rollover Option Aircraft as a result of the option exercises covered by Supplemental Agreement No. 21 and 23 that may be converted to Option Aircraft at a future date subject to the terms of Letter Agreement No. 6-1162-RLL-933R14.

5. All references in the Letter Agreements associated with Purchase Agreement No. 1810 shall be deemed to refer to the purchase by Buyer of two hundred forty (240) Model 737-7H4 Aircraft, eighty-three (83) Model 737-7H4 Option Aircraft and two hundred seventeen (217) Model 737-7H4 Rollover Option Aircraft, to the extent such reference is not specifically addressed herein.

6. The Advance Payments due upon signing assuming execution of this Supplemental Agreement in July 2002 are:***

 ***





























P.A. No. 1810                SA-23-2
K/SWA


The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                    SOUTHWEST AIRLINES CO.



By: /s/ J. A. McGarvey                By Deborah Ackerman

Its:    Attorney-In-Fact    	        Its:VP-General Counsel









































P.A. No. 1810	SA-23-3
K/SWA


                              TABLE OF CONTENTS


                                                    Page          SA
                                                  Number      Number

ARTICLES

1.            Subject Matter of Sale                 1-1      SA-13

2.            Delivery, Title and Risk
              of Loss                                2-1      SA-23

3.            Price of Aircraft                      3-1      SA-23

4.            Taxes                                  4-1

5.            Payment                                5-1

6.            Excusable Delay                        6-1

7.            Changes to the Detail
              Specification                          7-1      SA-1

8.            Federal Aviation Requirements and
              Certificates and Export License        8-1

9.            Representatives, Inspection,
              Flights and Test Data                  9-1

10.           Assignment, Resale or Lease           10-1

11.           Termination for Certain Events        11-1

12.           Product Assurance; Disclaimer and
              Release; Exclusion of Liabilities;
              Customer Support; Indemnification
              and Insurance                         12-1

13.	        Buyer Furnished Equipment and
              Spare Parts                           13-1

14.           Contractual Notices and Requests      14-1

15.           Miscellaneous                         15-1










P.A. No. 1810                         i
K/SWA                                                                   SA-23

                            TABLE OF CONTENTS CON'T


                                                                SA
                                                            Number

EXHIBITS

A             Aircraft Configuration                        SA-13

B             Product Assurance Document                    SA-1

C             Customer Support Document

D             Price Adjustments Due to
              Economic Fluctuations - Aircraft              SA-13

E             Buyer Furnished Equipment
              Provisions Document

F             Defined Terms Document




LETTER AGREEMENTS


1810-1      Waiver of Aircraft Demonstration Flight

























P.A. No. 1810                         ii
K/SWA                                                                   SA-23

                           TABLE OF CONTENTS CON'T

                                                                   SA
                                                               Number
RESTRICTED LETTER AGREEMENTS

6-1162-RLL-932R2  Promotional Support                          SA-13

6-1162-RLL-933R14 Option Aircraft                              SA-23

6-1162-RLL-934R3  Disclosure of Confidential                   SA-14
                  Information

6-1162-RLL-935R1  Performance Guarantees                       SA-1

6-1162-RLL-936R4  Certain Contractual Matters                  SA-4

6-1162-RLL-937    Alternate Advance Payment Schedule

6-1162-RLL-938    ***

6-1162-RLL-939R1  Certification Flight Test Aircraft           SA-1

6-1162-RLL-940R1  Training Matters                             SA-1

6-1162-RLL-941R2  Other Matters                                SA-13

6-1162-RLL-942    Open Configuration Matters

6-1162-RLL-943R1  Substitution Rights                          SA-6

6-1162-RLL-944    Airframe Maintenance Material Cost
                  Protection Program

6-1162-RLL-945    Comparison of 737-7H4 and 737-3H4
                  Block Fuel Burn

6-1162-RLL-1855R3 Additional Contractual Matters               SA-4

6-1162-RLL-1856   ***                                          SA-1

6-1162-RLL-1857   Service Ready Validation Program             SA-1
                  Field Test

6-1162-RLL-1858R1 Escalation Matters                           SA-4









P.A. No. 1810                       iii
K/SWA                                                                   SA-23

                           TABLE OF CONTENTS CON'T


                                                                   SA
                                                               Number
RESTRICTED LETTER AGREEMENTS

6-1162-RLL-2036   Amortization of Costs for
                  Customer Unique Changes                      SA-1

6-1162-RLL-2037   Reconciliation of the Aircraft               SA-1
                  Basic Price

6-1162-RLL-2073   Maintenance Training Matters                 SA-1

6-1162-KJJ-054    Business Matters                             SA-13

6-1162-KJJ-055    Structural Matters                           SA-13

6-1162-KJJ-056    Noise and Emission Matters                   SA-13

6-1162-KJJ-057    Product Development Matters                  SA-13

6-1162-KJJ-058    Additional Substitution Rights               SA-13

6-1162-KJJ-150    Flight Control Computer & Mode               SA-14
                  Control Panel Spares Matter

6-1162-MSA-185R3  Delivery Change Contractual                  SA-21
                  Matters













P.A. No. 1810                           iv
K/SWA                                                                   SA-23



ARTICLE 2.  Delivery, Title and Risk of Loss.

      2.1 Time of Delivery. The Aircraft will be delivered to Buyer by Boeing, assembled and ready for flight and Buyer will accept delivery of the Aircraft, in accordance with the following schedule:

      Month and Year
       of Delivery                    Quantity of Aircraft

                 Block E Aircraft
      December 2000                           Two (2)
      January 2001                            One (1)
      February 2001                           One (1)
      March 2001                              Two (2)
      June 2001                               Three (3)
      September 2001                          Three (1)

                 Block F Aircraft
      October 1998                            One (1)
      November 1998                           Two (2)
      December 1998                           Two (2)

                 Block G Aircraft
      March 1999                              Two (2)

                 Block H Aircraft
      June 1999                               Two (2)
      July 1999                               One (1)
      August 1999                             One (1)
      September 1999                          Two (2)
      October 1999                            One (1)
      March 2000                              One (1)
      April 2000                              Two (2)
      September 2000                          One (1)
      October 2000                            Two (2)
      March 2001                              Two (2)
      April 2001                              One (1)
      October 2001                            Three (3)

                 Block I Aircraft
      November 2001                           Two (2)
      December 2001                           One (1)
      January 2002                            One (1)
      March 2002                              Four (4)
      April 2002                              Two (2)





P.A. No. 1810                      2-1
K/SWA                                                                   SA-23


      December 2002                           Two (2)
      May 2003                                One (1)
      June 2003                               Two (2)
      July 2003                               One (1)
      September 2003                          Two (2)
      October 2003                            Two (2)

                 Block J Aircraft
      November 2002                           One (1)
      December 2002                           One (1)
      November 2003                           Two (2)
      March 2004                              One (1)

                 Block K Aircraft
      March 2004                              One (1)
      April 2004                              Three (3)
      May 2004                                One (1)

                 Block L Aircraft
      October 1999                            One (1)
      November 1999                           Two (2)
      December 1999                           One (1)
      June 2000                               Three (3)
      July 2000                               Three (3)
      September 2000                          One (1)
      October 2000                            One (1)
      November 2000                           Four (4)
      December 2000                           One (1)
      January 2001                            One (1)
      February 2001                           One (1)
      July 2001                               One (1)
      September 2001                          One (1)
      October 2001                            One (1)
      March 2003                              One (1)
      April 2003                              One (1)
      July 2003                               One (1)
      August 2003                             Two (2)

                 Block T Aircraft
      November 2001                           One (1)
      February 2002                           One (1)
      May 2004                                One (1)
      June 2004                               Four (4)
      July 2004                               Four (4)
      August 2004                             Two (2)
      September 2004                          Two (2)
      November 2004                           One (1)
      December 2004                           One (1)
      January 2005                            Five (5)


P.A. No. 1810                      2-2
K/SWA                                                                   SA-23


      February 2005                           Two (2)
      March 2005                              One (1)
      April 2005                              Two (2)
      May 2005                                One (1)
      June 2005                               Three (3)
      July 2005                               Two (2)
      August 2005                             One (1)
      September 2005                          Two (2)
      October 2005                            One (1)
      November 2005                           Two (2)
      December 2005                           Two (2)
      February 2006                           Four (4)
      May 2006                                Three (3)
      June 2006                               Four (4)
      July 2006                               One (1)
      August 2006                             Three (3)
      September 2006                          Three (3)
      November 2006                           Two (2)
      December 2006                           Two (2)
      January 2007                            Two (2)
      February 2007                           Three (3)
      March 2007                              Two (2)
      April 2007                              Two (2)
      May 2007                                Two (2)
      June 2007                               Two (2)
      July 2007                               Two (2)
      August 2007                             Two (2)
      September 2007                          Two (2)
      October 2007                            Two (2)
      November 2007                           Two (2)
      December 2007                           Two (2)
      January 2008                            One (1)
      February 2008                           One (1)
      March 2008                              One (1)
      April 2008                              One (1)
      May 2008                                One (1)
      June 2008                               One (1)

2.2 Notice of Target Delivery Date. Boeing will give Buyer notice of the Target Delivery Date of the Aircraft approximately 30 days prior to the scheduled month of delivery.

      2.3 Notice of Delivery Date. If Boeing gives Buyer at least 7 days' notice of the delivery date of the Aircraft, and an Aircraft delivery is delayed beyond such delivery date due to the responsibility of Buyer, Buyer will reimburse Boeing for all costs incurred by Boeing as a result of such delay, including amounts for storage, insurance, Taxes, preservation or protection of the Aircraft and interest on payments due.







P.A. No. 1810                      2-3
K/SWA                                                                   SA-23


      2.4 Place of Delivery. The Aircraft will be delivered at an airport facility selected by Boeing in the State of Washington, unless mutually agreed otherwise.

      2.5 Title and Risk of Loss. Title to and risk of loss of an Aircraft will pass from Boeing to Buyer upon delivery of such Aircraft, but not prior thereto.

      2.6 Bill of Sale. Upon delivery of an Aircraft Boeing will deliver to Buyer a bill of sale conveying good title to such Aircraft, free of all liens, claims, charges and encumbrances of every kind whatsoever, and such other appropriate documents of title as Buyer may reasonably request.

































P.A. No. 1810                      2-4
K/SWA                                                                   SA-23


ARTICLE 3.	Price of Aircraft.

      3.1   Definitions.

            3.1.1	Special Features are the features incorporated in Exhibit A
which have been selected by Buyer.

            3.1.2	Base Aircraft Price is the Aircraft Basic Price excluding
the price of Special Features.

            3.1.3	Aircraft Basic Price is comprised of the Base Aircraft
Price and the price of the Special Features.

            3.1.4	Economic Price Adjustment is the adjustment to the Aircraft
Basic Price (Base Aircraft and Special Features) as calculated pursuant to
Exhibit D or Exhibit D-1 as applicable.

            3.1.5	Aircraft Price is the total amount Buyer is to pay for the
Aircraft at the time of delivery.

      3.2   Aircraft Basic Price.

            The Aircraft Basic Price for Block A through L Aircraft, is expressed in July 1992 dollars; the Aircraft Basic Price for Block T Aircraft, is expressed in July 1999 dollars; as set forth below:

                 Base                    Special                  Aircraft
                 Aircraft Price          Features                 Basic Price
Block A, B, C,
D & E Aircraft   ***                     ***                      ***
Block F & G
Aircraft         ***                     ***                      ***
Block H
Aircraft         ***                     ***                      ***
Block I
Aircraft         ***                     ***                      ***
Block J
Aircraft         ***                     ***                      ***
Block K
Aircraft         ***                     ***                      ***
Block L
Aircraft         ***                     ***                      ***


Block T
Aircraft         ***                     ***                      ***








P.A. No. 1810                          3-1
K/SWA                                                                   SA-23


       3.3 Aircraft Price. The Aircraft Price will be established at the time of delivery of such Aircraft to Buyer and will be the sum of:

            3.3.1 the Aircraft Basic Price, which is ***for the Block A, B, C, D and E Aircraft, *** for the Block F and G Aircraft, ***for the Block H Aircraft, *** for the Block I Aircraft, *** for the Block J Aircraft, *** for the Block K Aircraft and *** for the Block L Aircraft ***for the Block T Aircraft; plus

            3.3.2  the Economic Price Adjustments for the Aircraft Basic
Price, as calculated pursuant to the formulas set forth in Exhibit D (Price Adjustments Due to Economic Fluctuations - Aircraft) for Aircraft Block A through L, and in Exhibit D-1 (Price Adjustments Due to Economic Fluctuations - Aircraft) for Aircraft Block T; plus

            3.3.3 other price adjustments made pursuant to this Agreement or other written agreements executed by Boeing and Buyer.

      3.4   Advance Payment Base Price.

            3.4.1 Advance Payment Base Price. For advance payment purposes, the following estimated delivery prices of the Aircraft (Advance Payment Base Price) have been established, using currently available forecasts of the escalation factors used by Boeing as of the date of signing this Agreement. The Advance Payment Base Price of each Aircraft is set forth below:

      Month and Year of                   Advance Payment Base
      Scheduled Delivery                  Price per Aircraft

                Block A Aircraft***
      October 1997
      November 1997

                Block B Aircraft***
      January 1998
      February 1998
      March 1998
      April 1998
      May 1998
      June 1998
      July 1998
      September 1998







P.A. No. 1810                        3-2
K/SWA                                                                   SA-23


	          Block C Aircraft***
      February 1999
      May 1999
      July 1999
      August 1999
      September 1999

                Block D Aircraft***
      November 1999
      December 1999
      January 2000
      March 2000
      July 2000
      August 2000

                Block E Aircraft***
      December 2000
      January 2001
      February 2001
      March 2001
      June 2001
      September 2001

                Block F Aircraft***
      October 1998
      November 1998
      December 1998

                Block G Aircraft***
      March 1999

                Block H Aircraft***
      June 1999
      July 1999
      August 1999
      September 1999
      October 1999
      March 2000
      April 2000
      September 2000
      October 2000
      March 2001
      April 2001
      October 2001

                Block I Aircraft***



P.A. No. 1810                          3-3
K/SWA                                                                   SA-23


      November 2001
      December 2001
      January 2002
      March 2002
      April 2002
      December 2002
      May 2003
      June 2003
      July 2003
      September 2003
      October 2003

                Block J Aircraft***
      November 2002
      December 2002
      November 2003
      March 2004

                Block K Aircraft***
      March 2004
      April 2004
      May 2004

                Block L Aircraft***
      October 1999
      November 1999
      December 1999
      June 2000
      July 2000
      September 2000
      October 2000
      November 2000
      December 2000
      January 2001
      February 2001
      July 2001
      September 2001
      October 2001
      March 2003
      April 2003
      July 2003
      August 2003

                Block T Aircraft***
      November 2001
      February 2002
      May 2004
      June 2004
      July 2004


P.A. No. 1810                       3-4
K/SWA                                                                   SA-23

      August 2004
      September 2004
      November 2004
      December 2004
      January 2005
      February 2005
      March 2005
      April 2005
      May 2005
      June 2005
      July 2005
      August 2005
      September 2005
      October 2005
      November 2005
      December 2005
      February 2006
      May 2006
      June 2006
      July 2006
      August 2006
      September 2006
      November 2006
      December 2006
      January 2007
      February 2007
      March 2007
      April 2007
      May 2007
      June 2007
      July 2007
      August 2007
      September 2007
      October 2007
      November 2007
      December 2007
      January 2008
      February 2008
      March 2008
      April 2008
      May 2008
      June 2008




P.A. No. 1810                       3-5
K/SWA                                                                   SA-23


      3.4.2 Adjustment of Advance Payment Base Prices - Long-Lead Aircraft. For Aircraft scheduled for delivery 36 months or more after the date of this Agreement, the Advance Payment Base Prices appearing in Article 3.4.1 will be used to determine the amount of the first advance payment to be made by Buyer on the Aircraft. No later than 25 months before the scheduled month of delivery of each affected Aircraft, Boeing will increase or decrease the Advance Payment Base Price of such Aircraft as required to reflect the effects of (i) any adjustments in the Aircraft Basic Price pursuant to this Agreement and (ii) the then-current forecasted escalation factors used by Boeing. Boeing will provide the adjusted Advance Payment Base Prices for each affected Aircraft to Buyer, and the advance payment schedule will be considered amended to substitute such adjusted Advance Payment Base Prices.






































P.A. No. 1810                       3-6
K/SWA                                                                   SA-23



6-1162-RLL-933R14


Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas  75235

Subject:    Letter Agreement No. 6-1162-RLL-933R14 to Purchase Agreement No.
1810 - Option Aircraft


This Letter Agreement amends Purchase Agreement No. 1810 dated as of January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 aircraft (Aircraft).

All terms used and not defined herein will have the same meaning as in the Agreement.

In consideration of the purchase by Buyer of the Aircraft, Boeing hereby agrees to manufacture and sell to Buyer and Buyer shall have the option to purchase (Option or Options) eighty-three (83) additional Model 737-7H4 aircraft as described in paragraph 1 of Attachment A hereto (Option Aircraft) and two hundred seventeen (217) Model 737-7H4 Rollover Option Aircraft (Rollover Option Aircraft), subject to the terms and conditions set forth below.


1.    Delivery of Option Aircraft.

      The Option Aircraft will be delivered to Buyer during or before the months set forth in the following schedule:

                                Number of          Option
      Month and Year            Option             Aircraft
      of Delivery               Aircraft           Block
      December 2003             Two (2)               W

      March 2004                Three (3)             M
      April 2004                Two (2)               M
      June 2004                 Two (2)               M
      July 2004                 Two (2)               M
      October 2004              Four (4)              M










P.A. No. 1810
K/SWA                                                                   SA-23


Southwest Airlines Co.
6-1162-RLL-933R14   Page 2

                                Number of          Option
      Month and Year            Option             Aircraft
      of Delivery               Aircraft           Block
      February 2005             One (1)               N
      March 2005                Four (4)              N
      April 2005                Two (2)               N
      May 2005                  One (1)               N
      June 2005                 One (1)               N
      July 2005                 One (1)               N
      August 2005               One (1)               N
      September 2005            Three (3)             N
      October 2005              Two (2)               N
      November 2005             One (1)               N
      December 2005             One (1)               N

      January 2006              Two (2)               O
      March 2006                Three (3)             O
      April 2006                Two (2)               O
      May 2006                  Two (2)               O
      June 2006                 One (1)               O
      July 2006                 Two (2)               O
      August 2006               One (1)               O
      October 2006              One (1)               O
      November 2006             One (1)               O
      December 2006             One (1)               O

      April 2007                One (1)               P
      May 2007                  One (1)               P
      June 2007                 One (1)               P
      July 2007                 One (1)               P
      August 2007               One (1)               P
      September 2007            One (1)               P
      October 2007              One (1)               P
      November 2007             One (1)               P
      December 2007             One (1)               P

      January 2008              Two (2)               U
      February 2008             Three (3)             U
      March 2008                Two (2)               U
      April 2008                Two (2)               U
      May 2008                  Two (2)               U
      June 2008                 Two (2)               U
      July 2008                 Two (2)               U
      August 2008               Two (2)               U
      September 2008            Two (2)               U
      October 2008              Two (2)               U
      November 2008             Two (2)               U
      December 2008             Two (2)               U


P.A. No. 1810
K/SWA                                                                   SA-23


Southwest Airlines Co.
6-1162-RLL-933R14   Page 3


2.    Delivery of Rollover Option Aircraft.

      2.1 The Rollover Option Aircraft will be delivered to Buyer during or before the years set forth in the following schedule:

                                                 Option
      Year of             Number of              Aircraft
      Delivery            Option Aircraft        Block
      2007                Twenty (20)               Q
      2008                Twenty (20)               R
      2009                Six (6)                   S
      2009-2012           One hundred seventy one   V
                          (171)

      2.2 The two hundred seventeen (217) Rollover Option Aircraft may be converted into Option Aircraft or firm Aircraft, from time to time, in any of the following ways:

             2.2.1 Buyer can exercise any Option for an Option Aircraft described in Article 1 above, and will be offered the right to convert one Rollover Option Aircraft into an Option Aircraft for each Option exercised. Buyer can elect to convert such Rollover Option Aircraft into an Option Aircraft at any time after converting an Option Aircraft to a firm Aircraft subject to the requirements of Article 2.5.

              2.2.2 If Buyer elects not to exercise an Option, at the same time of not exercising such Option Buyer may convert one Rollover Option Aircraft to an Option Aircraft; otherwise, one Rollover Option Aircraft will be deleted for each Option not exercised by Buyer.

              2.2.3 Buyer may convert Rollover Option Aircraft directly to firm Aircraft. When Buyer converts one or more Rollover Option Aircraft to firm Aircraft, Buyer will be offered the right to convert one Rollover Option Aircraft into an Option Aircraft for each converted Rollover Option Aircraft. Buyer can elect to convert such Rollover Option Aircraft to Option Aircraft at any time after converting Rollover Option to firm Aircraft subject to the requirements of Article 2.5.

      2.3 Buyer may not convert Rollover Option Aircraft to Option Aircraft except in accordance with Article 2.2 above.










P.A. No. 1810
K/SWA                                                                   SA-23


Southwest Airlines Co.
6-1162-RLL-933R14   Page 4


     2.4 Base Price Adjustments for Rollover Option Aircraft which are converted to Option Aircraft or firm Aircraft shall be in accordance with
Article 2.2.5 of Attachment A to this Letter Agreement.

      2.5 The delivery month offered by Boeing to Buyer for any Option or firm Aircraft resulting from a conversion of a Rollover Option Aircraft will be at least 24 months from the corresponding Option exercise date or firm order.

      2.6 Upon conversion of a Rollover Option Aircraft into an Option Aircraft, Buyer shall wire transfer the Deposit of *** to Boeing and Boeing and Buyer shall agree on a delivery position for that aircraft. Section 1 of this Letter Agreement will be amended accordingly. In the event Buyer thereafter exercises its right to purchase such Option Aircraft, application of the Deposit will be in accordance with Article 4.1 herein. If the conversion is a Rollover Option Aircraft to a firm Aircraft, Buyer shall wire transfer any advance payments due under the Agreement.

      2.7 Buyer and Boeing will consult on a frequent basis to keep each other informed as to Buyer's fleet plans and Boeing's production plans in order to accommodate to the greatest extent reasonably possible each party's needs in managing the delivery schedule for the Rollover Option Aircraft. Boeing acknowledges Buyer's need for delivery positions in the 2007-2012 time frame, as well as the possibility of a need for delivery positions in earlier years and will use its best reasonable efforts to meet Buyer's needs.

3.    Price.

      3.1 The advance payment base prices of the Option Aircraft set forth below and in paragraph 2.1 of Attachment A represent the estimated delivery prices of the Option Aircraft. The Option Aircraft pricing elements and associated pricing terms and conditions are given in Attachment A.

      3.2 Price and escalation provisions for Model 737-7H4 aircraft delivering after 2006 are not currently available. The estimated Advance Payment Base Prices shown in paragraph 3.3 below and in paragraph 2.1 of Attachment A are based on currently available price and escalation provisions. As price and escalation provisions become available for Model 737-7H4 aircraft delivering after 2006, such price and escalation provisions will be appropriately applied to the applicable Option Aircraft.







P.A. No. 1810
K/SWA                                                                   SA-23


Southwest Airlines Co.
6-1162-RLL-933R14   Page 5


For additional information relating to price and escalation provisions applicable to Option Aircraft delivering after 2006 refer to paragraphs 2.2 and 3.2 of Attachment A.

      3.3 The Advance Payment Base Prices of the Option Aircraft indicated below do include an amount for special features in addition to those specifically described in Attachment A but do not include any amount for items of Buyer Furnished Equipment (BFE). An estimate for typical special features is *** per Aircraft (expressed in 1992 STE dollars) and for BFE is *** per Aircraft (expressed in delivery year dollars).

      Month and Year              Advance Payment Base
      of Delivery                 Price per Option Aircraft

                Block W Aircraft***
      December 2003

                Block M Aircraft***
      March 2004
      April 2004
      June 2004
      July 2004
      October 2004

                Block N Aircraft***
      February 2005
      March 2005
      April 2005
      May 2005
      June 2005
      July 2005
      August 2005
      September 2005
      October 2005
      November 2005
      December 2005

                Block O Aircraft***
      January 2006
      March 2006
      April 2006
      May 2006
      June 2006
      July 2006
      August 2006

P.A. No. 1810
K/SWA                                                                   SA-23


Southwest Airlines Co.
6-1162-RLL-933R14   Page 6


      October 2006
      November 2006
      December 2006

                Block P Aircraft***
      April 2007
      May 2007
      June 2007
      July 2007
      August 2007
      September 2007
      October 2007
      November 2007
      December 2007

                Block U Aircraft***

      January 2008
      February 2008
      March 2008
      April 2008
      May 2008
      June 2008
      July 2008
      August 2008
      September 2008
      October 2008
      November 2008
      December 2008

      3.4 The Option Aircraft purchase price will be the applicable basic price thereof at the time of Option Aircraft delivery adjusted in accordance with Boeing's Aircraft escalation provisions contained in the definitive agreement to purchase the Option Aircraft. The purchase price will include the price for Seller Purchased Equipment (SPE) if Buyer has elected to change Buyer Furnished Equipment (BFE) to SPE.

4.    Option Aircraft Payment.

      4.1 In consideration of the granting of the Options as set forth herein, on or before the date Boeing and Buyer enter into a definitive agreement to purchase the Aircraft, Buyer will pay a deposit to Boeing of *** for each Option Aircraft (Deposit). In the event Buyer exercises its Options herein, the amount of the Deposit will be credited against the first advance payment due for such Option Aircraft pursuant to the advance payment schedule set forth in paragraph 3 of Attachment A. The Deposits for the Option Aircraft will be refunded to Buyer, without interest, if the parties do not



P.A. No. 1810
K/SWA                                                                   SA-23


Southwest Airlines Co.
6-1162-RLL-933R14   Page 7

enter into a definitive Agreement for the Aircraft.

In the event that, after the parties enter into a definitive agreement to purchase the Aircraft, Buyer does not exercise its Options to purchase the Option Aircraft pursuant to the terms and conditions set forth herein, Boeing will be entitled to retain the Deposits for the Option Aircraft except as provided in paragraph 6 herein.

      4.2 Advance payments in the amount of 30% of the advance payment base price will be payable on the Option Aircraft in accordance with paragraph 3 of Attachment A. The remainder of the Option Aircraft purchase price is due at the time of delivery of the Option Aircraft.

5.    Option Exercise.

      5.1 To exercise its Option, Buyer will give written or telegraphic notice thereof to Boeing on or before sixteen (16) months prior to the first day of the delivery month of each Option Aircraft.

In such notice Buyer will select the Option Model type, and the applicable delivery positions.

      5.2 It is understood and agreed that Boeing may accelerate the Option exercise dates specified above if Boeing must make production decisions which are dependent on Buyer's decision to buy the Option Aircraft. If Boeing elects to accelerate the Option exercise dates, Boeing will do so by giving written or telegraphic notice thereof to Buyer. Such notice will specify the revised Option exercise dates, which will not be earlier than 30 days after the date of transmittal of such notice, and the Option Aircraft delivery positions affected by such revision. If Buyer fails to exercise its Option for any Option Aircraft affected by such revised dates, the Deposit applicable to such Option Aircraft will be promptly refunded, with interest, to Buyer. The interest rate for calculation of the interest associated with such refund is the rate of two percent (2%) below the Citibank base rate in effect from time to time during the period the Option deposit is held by Boeing.














P.A. No. 1810
K/SWA                                                                   SA-23


Southwest Airlines Co.
6-1162-RLL-933R14   Page 8


6.    Contract Terms.

      It is understood that Boeing and Buyer will use their best efforts to enter into a definitive agreement for the Option Aircraft within thirty (30) days after Buyer exercises an Option to purchase Option Aircraft pursuant to paragraph 5 covering the detailed terms and conditions for the sale of such Option Aircraft.

Such definitive agreement will include the terms and conditions contained herein together with the terms and conditions, not inconsistent herewith, contained in Boeing's then-current standard form of purchase agreement for the sale of Model 737-700 aircraft in effect as of the date of Option exercise and such additional terms and conditions as may be mutually agreed upon. In the event the parties have not entered into such an agreement within the time period contemplated herein, either party may, exercisable by written or telegraphic notice given to the other within thirty (30) days after such period, terminate the purchase of such Option Aircraft.

7.    Termination of Option to Purchase.

      Either Boeing or Buyer may terminate the Options to purchase an Option Aircraft if any of the following events are not accomplished by the respective dates contemplated in this letter agreement, or in the Agreement, as the case may be:

      (i) termination of the purchase of the Aircraft under the Agreement for any reason;

      (ii) payment by Buyer of the Deposit with respect to an Option Aircraft pursuant to paragraph 4.1 herein;

      (iii) exercise of an Option to purchase an Option Aircraft pursuant to the terms hereof.

Any termination of an Option to purchase by Boeing which is based on the termination of the purchase of Aircraft under the Agreement will be on a one -for-one basis, for each Aircraft so terminated.













P.A. No. 1810
K/SWA                                                                   SA-23


Southwest Airlines Co.
6-1162-RLL-933R14   Page 9


Any cancellation of an Option to purchase which is based on failure to make the required Deposit or to exercise the Option to purchase shall only apply to the Option Aircraft so canceled.

Termination of an Option to purchase provided by this letter agreement will be caused by either party giving written notice to the other within 10 days after the applicable date. Upon receipt of such notice, all rights and obligations of the parties with respect to an Option Aircraft for which the Option to purchase has been terminate will thereupon terminate.

If termination is result of a revision of an Option exercise date by Boeing pursuant to paragraph 5.2, Boeing will promptly refund to Buyer, with interest, any payments received from Buyer, including the Deposit, with respect to the Option Aircraft for which the Option is terminated. If termination is for any other reason, Boeing will promptly refund to Buyer, without interest, any payments received from Buyer with respect to the affected Option Aircraft, except the Deposit, which Buyer may apply to any model Boeing aircraft purchased by Buyer from Boeing at a future date.






























P.A. No. 1810
K/SWA                                                                   SA-23


Southwest Airlines Co.
6-1162-RLL-933R14   Page 10


8. Confidential Treatment. Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement No. 6-1162-RLL -934, as amended.
Very truly yours,

THE BOEING COMPANY



By /s/J. A. McGarvey

Its Attorney-In-Fact


ACCEPTED AND AGREED TO this

date:July 25, 2002

SOUTHWEST AIRLINES CO.



By /s/ Deborah Ackerman

Its VP-General Counsel

Attachments








P.A. No. 1810
K/SWA                                                                   SA-23


Attachment A to
6-1162-RLL-933R14
Page 1



Model 737-7H4 Aircraft

1.    Option Aircraft Description and Changes.

      1.1 Aircraft Description. The Option Aircraft is described by Boeing Detail Specification D6-38808-1, Dated October 30 ,1996 and for Block "U" Option Aircraft by Boeing Detail Specification D6-38808-1, Rev. A, Dated February 24, 1998.

      1.2   Changes.  The Detail Specification will be revised to include:

            (1) Changes applicable to the basic Model 737-700 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of a definitive agreement to purchase the Option Aircraft.

            (2)   Changes mutually agreed upon.

            (3) Changes required to obtain a Standard Certificate of Airworthiness.

            (4) To provide sufficient Option Aircraft manufacturing and procurement lead time it is necessary for Boeing and Buyer to reach final agreement on the Option Aircraft configuration, including BFE/SPE vendor selection fifteen (15) months prior to delivery of each Option Aircraft. If such items are not resolved by the indicated dates, Boeing reserves the right to amend this letter agreement:

                   (i) to adjust the scheduled delivery of the Option Aircraft to a later time period and,

                   (ii) to make such other changes as are appropriate and consistent with the revised Option Aircraft deliveries.

      1.3 Effect of Changes. Changes to the Detail Specification incorporated pursuant to the provisions of the clauses above will include the effects of such changes upon Option Aircraft weight, balance, design and performance. Performance guarantees for the Option Aircraft which are mutually acceptable to the parties will be included in the definitive agreement for the Option Aircraft.








P.A. No. 1810
K/SWA                                                                   SA-23


Attachment A to
6-1162-RLL-933R14
Page 2

2.    Price Description

      2.1   Price Elements Per Aircraft

                     1                2         3

                 AIRCRAFT &                              ADV. PMT.
AIRCRAFT       ESTIMATED SPECIAL         ESTIMATED  BASE PRICE
DELIVERY        FEATURES PRICE    ESTIMATED  ESCALATION (ELEMENTS)
MO. & YR.       (JULY 1992$)     ESCALATION  SHARING     1 + 2 + 3

BLOCK W
December 2003      ***              ***        ***         ***

BLOCK M
March 2004         ***              ***        ***         ***
April 2004         ***              ***        ***         ***
June 2004          ***              ***        ***         ***
July 2004          ***              ***        ***         ***
October 2004       ***              ***        ***         ***

BLOCK N
February 2005      ***              ***        ***         ***
March 2005         ***              ***        ***         ***
April 2005         ***              ***        ***         ***
May 2005           ***              ***        ***         ***
June 2005          ***              ***        ***         ***
July 2005          ***              ***        ***         ***
August 2005        ***              ***        ***         ***
September 2005     ***              ***        ***         ***
October 2005       ***              ***        ***         ***
November 2005      ***              ***        ***         ***
December 2005      ***              ***        ***         ***

BLOCK O
January 2006       ***              ***        ***         ***
March 2006         ***              ***        ***         ***
April 2006         ***              ***        ***         ***
May 2006           ***              ***        ***         ***
June 2006          ***              ***        ***         ***
July 2006          ***              ***        ***         ***
August 2006        ***              ***        ***         ***
October 2006       ***              ***        ***         ***
November 2006      ***              ***        ***         ***
December 2006      ***              ***        ***         ***

P.A. No. 1810
K/SWA                                                                   SA-23


Attachment A to
6-1162-RLL-933R14
Page 3

                  AIRCRAFT &
                   ADV. PMT.
AIRCRAFT       ESTIMATED SPECIAL             ESTIMATED  BASE PRICE
DELIVERY        FEATURES PRICE    ESTIMATED  ESCALATION (ELEMENTS)
MO. & YR.       (JULY 1992$)     ESCALATION  SHARING     1 + 2 + 3

BLOCK P
April 2007         ***              ***        ***         ***
May 2007           ***              ***        ***         ***
June 2007          ***              ***        ***         ***
July 2007          ***              ***        ***         ***
August 2007        ***              ***        ***         ***
September 2007     ***              ***        ***         ***
October 2007       ***              ***        ***         ***
November 2007      ***              ***        ***         ***
December 2007      ***              ***        ***         ***

                 AIRCRAFT &
                 ADV. PMT.
AIRCRAFT       ESTIMATED SPECIAL             ESTIMATED  BASE PRICE
DELIVERY        FEATURES PRICE    ESTIMATED  ESCALATION (ELEMENTS)
MO. & YR.       (JULY 1999$)     ESCALATION  SHARING     1 + 2 + 3


BLOCK U
January 2008         ***              ***        ***         ***
February 2008        ***              ***        ***         ***
March 2008           ***              ***        ***         ***
April 2008           ***              ***        ***         ***
May 2008             ***              ***        ***         ***
June 2008            ***              ***        ***         ***
July 2008            ***              ***        ***         ***
August 2008          ***             ***        ***         ***
September 2008       ***             ***        ***         ***
October 2008         ***             ***        ***         ***
November 2008        ***             ***        ***         ***
December 2008        ***             ***        ***         ***

      2.2 Price Adjustments For Option Aircraft Delivering From January 2007 through December 2012.

            2.2.1 Special Features.  The price for Special
Features incorporated in the Option Aircraft Detail Specification will be adjusted to Boeing's then-current prices for such features as of the date of execution of the definitive agreement for the Option Aircraft.


P.A. No. 1810
K/SWA                                                                   SA-23


Attachment A to
6-1162-RLL-933R14
Page 4

            2.2.2 Escalation Adjustments. For escalation provisions applicable to Option Aircraft delivering after 2006, see paragraph 2.2.6 below.

            2.2.3 Base Price Adjustments for FAA Changes. The Aircraft Basic Price of the Option Aircraft will be adjusted for any FAA mandated changes incorporated into the Aircraft.

            2.2.4 Price Adjustments for Changes. Boeing may adjust the Aircraft Basic Price and the Advance Payment Base Price for any changes mutually agreed upon subsequent to the date that Buyer and Boeing enter into a definitive agreement for the Option Aircraft.

            2.2.5 Base Price Adjustments. The Aircraft Basic Price of the Option Aircraft will be adjusted to Boeing's then-current prices as of the date of execution of the definitive agreement for the Option Aircraft in accordance with the agreement reached below. The Aircraft Basic Price starting point for Option Aircraft delivering in 2003 is *** (July 1992 STE), for Option Aircraft delivering in 2004 is *** (July 1992 STE), for Optionss delivering in 2005 through 2009 is *** (July 1992 STE) and for Block "U" Option Aircraft is *** (July 1999 STE). Such Aircraft Basic Price may increase in accordance with paragraphs 2.2.1, 2.2.2, 2.2.3 and 2.2.4. For any other changes to the Aircraft Basic Price, Boeing may increase the Aircraft Basic Price by a maximum of *** (July 1992 STE) for Aircraft delivering in 2005; by a maximum of *** (July 1992 STE) per year or portion thereof starting in January 2006 through 2009. For Block "U" Option Aircraft Boeing may increase the Aircraft Basic Price by a maximum of *** (July 1999
STE) per year or portion thereof starting in January 2008.

            2.2.6 Prices for Long Lead Time Aircraft. Boeing has not established escalation provisions for Model 737-700 aircraft for delivery 2007 and after. Such escalation provisions (i) will be incorporated into the Option Aircraft definitive agreement when such information is available and
(ii) will be the then-current escalation provisions applicable to the same model aircraft and engines delivering in the same time period as the Option Aircraft. The resulting revisions to the definitive agreement will include but not be limited to, adjustment of the Aircraft Basic Price of the Option Aircraft, the Advance Payment Base Price, the Aircraft escalation provisions and the advance payment amounts due on the Option Aircraft.

            2.2.7 BFE to SPE. An estimate of the total price for items of Buyer Furnished Equipment (BFE) changed to Seller Purchased Equipment (SPE) pursuant to the Configuration Specification is included in the Option Aircraft price build-up. The purchase price of the Option Aircraft will be adjusted by the price charged to Boeing for such items plus 10% of such price.



P.A. No. 1810
K/SWA                                                                   SA-23


Attachment A to
6-1162-RLL-933R14
Page 5


If all BFE except developmental avionics is converted to SPE, Boeing will waive the 10% fee.

3.    Advance Payment Schedules, Prices and Adjustments.

      3.1 Buyer will pay to Boeing advance payments for the Option Aircraft on the dates and in the amounts determined below.

                                       Amount Due per Aircraft
                                          (Percentage times
Due Date of Payment                   Advance Payment Base Price)

Deposit                                    ***(if applicable)
18 months prior to the first               15% (less the
day of the scheduled delivery                    Deposit if any)
month of the Aircraft

12 months prior to the first               5%
day of the scheduled delivery
month of the Aircraft

9 months prior to the first                5%
day of the scheduled delivery
month of the Aircraft

6 months prior to the first                5%
day of the scheduled delivery
month of the Aircraft

      Total                               30%

Any advance payments that would be past due as of the date of signing the definitive purchase agreement for the Option Aircraft in accordance with the above schedule are due and payable on such date.

      3.2 Option Aircraft advance payment base prices will be increased or decreased, as appropriate, at the time of signing of the definitive purchase agreement for the Option Aircraft, using the then-current forecasted aircraft escalation factors used by Boeing, to determine the amount of the advance payments to be made by Buyer on the Option Aircraft.








P.A. No. 1810
K/SWA                                                                   SA-23
















































                        Supplemental Agreement No. 24

                                     to

                         Purchase Agreement No. 1810

                                  between

                            THE BOEING COMPANY

                                    and

                           SOUTHWEST AIRLINES CO.

                    Relating to Boeing Model 737-7H4 Aircraft


     THIS SUPPLEMENTAL AGREEMENT, entered into as of August 13,2002, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with its principal offices in Dallas, Texas (Buyer);

     WHEREAS, the parties hereto entered into Purchase Agreement No. 1810 dated January 19, 1994, relating to Boeing Model 737-7H4 aircraft (the Agreement);

     WHEREAS, Buyer has agreed to exercise two (2) December 2003 Block W Option Aircraft (as Block J Aircraft);

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference.

2. Article 2, entitled "Delivery, Title and Risk of Loss," is deleted in its entirety and replaced by a new Article 2. Such new pages 2-1, 2-2, 2-3 and 2-4 are attached hereto and incorporated into the Agreement by this reference.




***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

P.A. No. 1810                                                        SA-24-1
K/SWA


3. Article 3, entitled "Price of Aircraft", is deleted in its entirety and replaced by a new Article 3. Such new pages 3-1, 3-2, 3-3, 3-4, 3-5 and 3-6 are attached hereto and incorporated into the Agreement by this reference.

4. Letter Agreement No. 6-1162-RLL-933R14 entitled "Option Aircraft," is deleted in its entirety and replaced by a new Letter Agreement No. 6-1162-RLL-933R15 which is attached hereto and is incorporated into the Agreement by this reference.
  NOTE - Buyer now has six (6) 'banked' Rollover Option Aircraft as a result of the option exercises covered by Supplemental Agreement No. 21, 23, and 24 that may be converted to Option Aircraft at a future date subject to the terms of Letter Agreement No. 6-1162-RLL-933R15.

5. All references in the Letter Agreements associated with Purchase Agreement No. 1810 shall be deemed to refer to the purchase by Buyer of two hundred forty-two(242) Model 737-7H4 Aircraft, eighty-one (81) Model 737-7H4 Option Aircraft and two hundred seventeen (217) Model 737-7H4 Rollover Option Aircraft, to the extent such reference is not specifically addressed herein.

6. The Advance Payments due upon signing assuming execution of this Supplemental Agreement in August 2002 are: ***






































P.A. No. 1810                                                        SA-24-2
K/SWA



The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                     SOUTHWEST AIRLINES CO.



By: /s/ J. A. McGarvey                 By:/s/ Laura Wright

Its:    Attorney-In-Fact               Its:/s/VP Finance & Treasurer








































P.A. No. 1810                                                        SA-24-3
K/SWA

                             TABLE OF CONTENTS


                                                 Page          SA
                                                 Number    Number

ARTICLES

1.            Subject Matter of Sale             1-1       SA-13

2.            Delivery, Title and Risk of Loss...2-1       SA-24

3.            Price of Aircraft                  3-1       SA-24

4.            Taxes                              4-1

5.            Payment                            5-1

6.            Excusable Delay                    6-1

7.            Changes to the Detail
              Specification                      7-1       SA-1

8.            Federal Aviation Requirements and
              Certificates and Export License    8-1

9.            Representatives, Inspection,
              Flights and Test Data              9-1

10.           Assignment, Resale or Lease       10-1

11.           Termination for Certain Events    11-1

12.           Product Assurance; Disclaimer and
              Release; Exclusion of Liabilities;
              Customer Support; Indemnification
              and Insurance                     12-1

13.           Buyer Furnished Equipment and
              Spare Parts                        13-1

14.           Contractual Notices and Requests   14-1

15.           Miscellaneous                      15-1









P.A. No. 1810                     i
K/SWA                                                                SA-24

                             TABLE OF CONTENTS CON'T


                                                               SA
                                                           Number

EXHIBITS

A             Aircraft Configuration                       SA-13

B             Product Assurance Document                   SA-1

C             Customer Support Document

D             Price Adjustments Due to Economic
              Fluctuations - Aircraft                      SA-13

E             Buyer Furnished Equipment
              Provisions Document

F             Defined Terms Document




LETTER AGREEMENTS


1810-1        Waiver of Aircraft Demonstration Flight





















P.A. No. 1810                     ii
K/SWA                                                                SA-24

                        TABLE OF CONTENTS CON'T
                                                               SA
                                                           Number
RESTRICTED LETTER AGREEMENTS

6-1162-RLL-932R2   Promotional Support                     SA-13

6-1162-RLL-933R15  Option Aircraft                         SA-24

6-1162-RLL-934R3   Disclosure of Confidential              SA-14
                   Information

6-1162-RLL-935R1   Performance Guarantees                  SA-1

6-1162-RLL-936R4   Certain Contractual Matters             SA-4

6-1162-RLL-937     Alternate Advance Payment Schedule

6-1162-RLL-938     ***

6-1162-RLL-939R1   Certification Flight Test Aircraft      SA-1

6-1162-RLL-940R1   Training Matters                        SA-1

6-1162-RLL-941R2   Other Matters                           SA-13

6-1162-RLL-942     Open Configuration Matters

6-1162-RLL-943R1   Substitution Rights                     SA-6

6-1162-RLL-944     Airframe Maintenance Material Cost
                   Protection Program

6-1162-RLL-945     Comparison of 737-7H4 and 737-3H4
                   Block Fuel Burn

6-1162-RLL-1855R3  Additional Contractual Matters          SA-4

6-1162-RLL-1856    ***                                     SA-1

6-1162-RLL-1857    Service Ready Validation Program        SA-1
                   Field Test

6-1162-RLL-1858R1  Escalation Matters                      SA-4







P.A. No. 1810                    iii
K/SWA                                                                SA-24

                        TABLE OF CONTENTS CON'T


                                                               SA
                                                           Number
RESTRICTED LETTER AGREEMENTS

6-1162-RLL-2036    Amortization of Costs for
                   Customer Unique Changes                 SA-1

6-1162-RLL-2037    Reconciliation of the Aircraft          SA-1
                   Basic Price

6-1162-RLL-2073    Maintenance Training Matters            A-1

6-1162-KJJ-054     Business Matters	                       SA-13

6-1162-KJJ-055     Structural Matters                      SA-13

6-1162-KJJ-056     Noise and Emission Matters              SA-13

6-1162-KJJ-057     Product Development Matters             SA-13

6-1162-KJJ-058     Additional Substitution Rights          SA-13

6-1162-KJJ-150     Flight Control Computer & Mode          SA-14
                   Control Panel Spares Matter

6-1162-MSA-185R3   Delivery Change Contractual             SA-21
                   Matters




















P.A. No. 1810                     iv
K/SWA                                                                SA-24


ARTICLE 2.    Delivery, Title and Risk of Loss.

     2.1 Time of Delivery. The Aircraft will be delivered to Buyer by Boeing, assembled and ready for flight and Buyer will accept delivery of the Aircraft, in accordance with the following schedule:

         Month and Year
         of Delivery                   Quantity of Aircraft

                   Block E Aircraft
         December 2000                 Two (2)
         January 2001                  One (1)
         February 2001                 One (1)
         March 2001                    Two (2)
         June 2001                     Three (3)
         September 2001                Three (1)

                   Block F Aircraft
         October 1998                  One (1)
         November 1998                 Two (2)
         December 1998                 Two (2)

                   Block G Aircraft
         March 1999                    Two (2)

                   Block H Aircraft
         June 1999                     Two (2)
         July 1999                     One (1)
         August 1999                   One (1)
         September 1999                Two (2)
         October 1999                  One (1)
         March 2000                    One (1)
         April 2000                    Two (2)
         September 2000                One (1)
         October 2000                  Two (2)
         March 2001                    Two (2)
         April 2001                    One (1)
         October 2001                  Three (3)

                   Block I Aircraft
         November 2001                 Two (2)
         December 2001                 One (1)
         January 2002                  One (1)
         March 2002                    Four (4)
         April 2002                    Two (2)



P.A. No. 18102-1
K/SWA                                                                SA-24


         December 2002                 Two (2)
         May 2003                      One (1)
         June 2003                     Two (2)
         July 2003                     One (1)
         September 2003                Two (2)
         October 2003                  Two (2)

                   Block J Aircraft
         November 2002                 One (1)
         December 2002                 One (1)
         November 2003                 Two (2)
         December 2003                 Two (2)
         March 2004                    One (1)

                   Block K Aircraft
         March 2004                    One (1)
         April 2004                    Three (3)
         May 2004                      One (1)

                   Block L Aircraft
         October 1999                  One (1)
         November 1999                 Two (2)
         December 1999                 One (1)
         June 2000                     Three (3)
         July 2000                     Three (3)
         September 2000                One (1)
         October 2000                  One (1)
         November 2000                 Four (4)
         December 2000                 One (1)
         January 2001                  One (1)
         February 2001                 One (1)
         July 2001                     One (1)
         September 2001                One (1)
         October 2001                  One (1)
         March 2003                    One (1)
         April 2003                    One (1)
         July 2003                     One (1)
         August 2003                   Two (2)

                   Block T Aircraft
         November 2001                 One (1)
         February 2002                 One (1)
         May 2004                      One (1)
         June 2004                     Four (4)
         July 2004                     Four (4)
         August 2004                   Two (2)
         September 2004                Two (2)
         November 2004                 One (1)
         December 2004                 One (1)

P.A. No. 1810                    2-2
K/SWA                                                                SA-24


         January 2005                  Five (5)
         February 2005                 Two (2)
         March 2005                    One (1)
         April 2005                    Two (2)
         May 2005                      One (1)
         June 2005                     Three (3)
         July 2005                     Two (2)
         August 2005                   One (1)
         September 2005                Two (2)
         October 2005                  One (1)
         November 2005                 Two (2)
         December 2005                 Two (2)
         February 2006                 Four (4)
         May 2006                      Three (3)
         June 2006                     Four (4)
         July 2006                     One (1)
         August 2006                   Three (3)
         September 2006                Three (3)
         November 2006                 Two (2)
         December 2006                 Two (2)
         January 2007                  Two (2)
         February 2007                 Three (3)
         March 2007                    Two (2)
         April 2007                    Two (2)
         May 2007                      Two (2)
         June 2007                     Two (2)
         July 2007                     Two (2)
         August 2007                   Two (2)
         September 2007                Two (2)
         October 2007                  Two (2)
         November 2007                 Two (2)
         December 2007                 Two (2)
         January 2008                  One (1)
         February 2008                 One (1)
         March 2008                    One (1)
         April 2008                    One (1)
         May 2008                      One (1)
         June 2008                     One (1)

     2.2 Notice of Target Delivery Date. Boeing will give Buyer notice of the Target Delivery Date of the Aircraft approximately 30 days prior to the scheduled month of delivery.

     2.3 Notice of Delivery Date. If Boeing gives Buyer at least 7 days' notice of the delivery date of the Aircraft, and an Aircraft delivery is delayed beyond such delivery date due to the responsibility of Buyer, Buyer will reimburse Boeing for all costs incurred by Boeing as a result of such delay, including amounts for storage, insurance, Taxes, preservation or protection of the Aircraft and interest on payments due.



P.A. No. 1810                     2-3
K/SWA                                                                SA-24


     2.4 Place of Delivery. The Aircraft will be delivered at an airport facility selected by Boeing in the State of Washington, unless mutually agreed otherwise.

     2.5 Title and Risk of Loss. Title to and risk of loss of an Aircraft will pass from Boeing to Buyer upon delivery of such Aircraft, but not prior thereto.

     2.6 Bill of Sale. Upon delivery of an Aircraft Boeing will deliver to Buyer a bill of sale conveying good title to such Aircraft, free of all liens, claims, charges and encumbrances of every kind whatsoever, and such other appropriate documents of title as Buyer may reasonably request.









































P.A. No. 1810                    2-4
K/SWA                                                                SA-24


ARTICLE 3.  Price of Aircraft.

     3.1  Definitions.

         3.1.1 Special Features are the features incorporated in Exhibit A which have been selected by Buyer.

         3.1.2 Base Aircraft Price is the Aircraft Basic Price excluding the price of Special Features.

         3.1.3 Aircraft Basic Price is comprised of the Base Aircraft Price and the price of the Special Features.

         3.1.4 Economic Price Adjustment is the adjustment to the Aircraft Basic Price (Base Aircraft and Special Features) as calculated pursuant to Exhibit D or Exhibit D-1 as applicable.

         3.1.5 Aircraft Price is the total amount Buyer is to pay for the Aircraft at the time of delivery.

     3.2  Aircraft Basic Price.

The Aircraft Basic Price for Block A through L Aircraft, is expressed in July 1992 dollars; the Aircraft Basic Price for Block T Aircraft, is expressed in July 1999 dollars; as set forth below:

                  Base                Special             Aircraft
                   Aircraft Price      Features            Basic Price
Block A, B, C,
D & E Aircraft     ***                 ***                 ***
Block F & G
Aircraft           ***                 ***                 ***
Block H
Aircraft           ***                 ***                 ***
Block I
Aircraft           ***                 ***                 ***
Block J
Aircraft           ***                 ***                 ***
Block K
Aircraft           ***                 ***                 ***
Block L
Aircraft           ***                 ***                 ***
Block T
Aircraft           ***                 ***                 ***






P.A. No. 1810                    3-1
K/SWA                                                                SA-24


     3.3 Aircraft Price. The Aircraft Price will be established at the time of delivery of such Aircraft to Buyer and will be the sum of:

         3.3.1 the Aircraft Basic Price, which is *** for the Block A, B, C, D and E Aircraft, *** for the Block F and G Aircraft, *** for the Block H Aircraft, *** for the Block I Aircraft, *** for the Block J Aircraft, *** for the Block K Aircraft and *** for the Block L Aircraft; ***for the Block T Aircraft; plus

         3.3.2 the Economic Price Adjustments for the Aircraft Basic Price, as calculated pursuant to the formulas set forth in Exhibit D (Price Adjustments Due to Economic Fluctuations - Aircraft) for Aircraft Block A through L, and in Exhibit D-1 (Price Adjustments Due to Economic Fluctuations - Aircraft) for Aircraft Block T; plus

         3.3.3 other price adjustments made pursuant to this Agreement or other written agreements executed by Boeing and Buyer.

     3.4  Advance Payment Base Price.

         3.4.1 Advance Payment Base Price. For advance payment purposes, the following estimated delivery prices of the Aircraft (Advance Payment Base Price) have been established, using currently available forecasts of the escalation factors used by Boeing as of the date of signing this Agreement. The Advance Payment Base Price of each Aircraft is set forth below:

         Month and Year of             Advance Payment Base
         Scheduled Delivery            Price per Aircraft

                        Block A Aircraft***
         October 1997
         November 1997



                        Block B Aircraft***
         January 1998
         February 1998
         March 1998
         April 1998
         May 1998
         June 1998
         July 1998
         September 1998






P.A. No. 1810                     3-2
K/SWA                                                                SA-24


                        Block C Aircraft***
         February 1999
         May 1999
         July 1999
         August 1999
         September 1999

                        Block D Aircraft***
         November 1999
         December 1999
         January 2000
         March 2000
         July 2000
         August 2000

                        Block E Aircraft***
         December 2000
         January 2001
         February 2001
         March 2001
         June 2001
         September 2001

                        Block F Aircraft***
         October 1998
         November 1998
         December 1998

                        Block G Aircraft***
         March 1999

                        Block H Aircraft***
         June 1999
         July 1999
         August 1999
         September 1999
         October 1999
         March 2000
         April 2000
         September 2000
         October 2000
         March 2001
         April 2001
         October 2001

                        Block I Aircraft***

P.A. No. 1810                    3-3
K/SWA                                                                SA-24

         November 2001
         December 2001
         January 2002
         March 2002
         April 2002
         December 2002
         May 2003
         June 2003
         July 2003
         September 2003
         October 2003

                        Block J Aircraft***
         November 2002
         December 2002
         November 2003
         December 2003
         March 2004

                        Block K Aircraft***
         March 2004
         April 2004
         May 2004

                        Block L Aircraft***
         October 1999
         November 1999
         December 1999
         June 2000
         July 2000
         September 2000
         October 2000
         November 2000
         December 2000
         January 2001
         February 2001
         July 2001
         September 2001
         October 2001
         March 2003
         April 2003
         July 2003
         August 2003

                        Block T Aircraft***
         November 2001
         February 2002
         May 2004
         June 2004
P.A. No. 1810                    3-4
K/SWA                                                                SA-24


         July 2004
         August 2004
         September 2004
         November 2004
         December 2004
         January 2005
         February 2005
         March 2005
         April 2005
         May 2005
         June 2005
         July 2005
         August 2005
         September 2005
         October 2005
         November 2005
         December 2005
         February 2006
         May 2006
         June 2006
         July 2006
         August 2006
         September 2006
         November 2006
         December 2006
         January 2007
         February 2007
         March 2007
         April 2007
         May 2007
         June 2007
         July 2007
         August 2007
         September 2007
         October 2007
         November 2007
         December 2007
         January 2008
         February 2008
         March 2008
         April 2008
         May 2008
         June 2008

         3.4.2 Adjustment of Advance Payment Base Prices - Long-Lead Aircraft. For Aircraft scheduled for delivery 36 months or more after the date of this Agreement, the Advance Payment Base Prices appearing in Article 3.4.1 will be used to determine the amount of the first advance payment to be made by Buyer on the Aircraft. No later than 25 months before the scheduled month of delivery of each affected Aircraft, Boeing will increase or decrease the Advance Payment Base Price of such

P.A. No. 1810                    3-5
K/SWA                                                                SA-24


Aircraft as required to reflect the effects of (i) any adjustments in the Aircraft Basic Price pursuant to this Agreement and (ii) the then-current forecasted escalation factors used by Boeing. Boeing will provide the adjusted Advance Payment Base Prices for each affected Aircraft to Buyer, and the advance payment schedule will be considered amended to substitute such adjusted Advance Payment Base Prices.















































P.A. No. 1810                    3-6
K/SWA                                                                SA-24


6-1162-RLL-933R15


Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas  75235

Subject: Letter Agreement No. 6-1162-RLL-933R15 to Purchase Agreement No. 1810 - Option Aircraft


This Letter Agreement amends Purchase Agreement No. 1810 dated as of January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 aircraft (Aircraft).

All terms used and not defined herein will have the same meaning as in the Agreement.

In consideration of the purchase by Buyer of the Aircraft, Boeing hereby agrees to manufacture and sell to Buyer and Buyer shall have the option to purchase (Option or Options) eighty-one (81) additional Model 737-7H4 aircraft as described in paragraph 1 of Attachment A hereto (Option Aircraft) and two hundred seventeen (217) Model 737-7H4 Rollover Option Aircraft (Rollover Option Aircraft), subject to the terms and conditions set forth below.


1.   Delivery of Option Aircraft.

     The Option Aircraft will be delivered to Buyer during or before the months set forth in the following schedule:

                             Number of           Option
         Month and Year      Option              Aircraft
         of Delivery         Aircraft            Block
         March 2004          Three (3)              M
         April 2004          Two (2)                M
         June 2004           Two (2)                M
         July 2004           Two (2)                M
         October 2004        Four (4)               M











P.A. No. 1810
K/SWA                                                                SA-24


Southwest Airlines Co.
6-1162-RLL-933R15   Page 2

                             Number of           Option
         Month and Year      Option              Aircraft
         of Delivery         Aircraft            Block
         February 2005       One (1)               N
         March 2005          Four (4)              N
         April 2005          Two (2)               N
         May 2005            One (1)               N
         June 2005           One (1)               N
         July 2005           One (1)               N
         August 2005         One (1)               N
         September 2005      Three (3)             N
         October 2005        Two (2)               N
         November 2005       One (1)               N
         December 2005       One (1)               N

         January 2006        Two (2)               O
         March 2006          Three (3)             O
         April 2006          Two (2)               O
         May 2006            Two (2)               O
         June 2006           One (1)               O
         July 2006           Two (2)               O
         August 2006         One (1)               O
         October 2006        One (1)               O
         November 2006       One (1)               O
         December 2006       One (1)               O

         April 2007          One (1)               P
         May 2007            One (1)               P
         June 2007           One (1)               P
         July 2007           One (1)               P
         August 2007         One (1)               P
         September 2007      One (1)               P
         October 2007        One (1)               P
         November 2007       One (1)               P
         December 2007       One (1)               P

         January 2008        Two (2)               U
         February 2008       Three (3)             U
         March 2008          Two (2)               U
         April 2008          Two (2)               U
         May 2008            Two (2)               U
         June 2008           Two (2)               U
         July 2008           Two (2)               U
         August 2008         Two (2)               U
         September 2008      Two (2)               U
         October 2008        Two (2)               U
         November 2008       Two (2)               U
         December 2008       Two (2)               U

P.A. No. 1810
K/SWA                                                                SA-24


Southwest Airlines Co.
6-1162-RLL-933R15   Page 3


2.  Delivery of Rollover Option Aircraft.

     2.1 The Rollover Option Aircraft will be delivered to Buyer during or before the years set forth in the following schedule:

                                                 Option
         Year of        Number of                Aircraft
         Delivery       Option Aircraft          Block
         2007           Twenty (20)                 Q
         2008           Twenty (20)                 R
         2009           Six (6)                     S
         2009-2012      One hundred seventy one     V
                        (171)

     2.2 The two hundred seventeen (217) Rollover Option Aircraft may be converted into Option Aircraft or firm Aircraft, from time to time, in any of the following ways:

         2.2.1 Buyer can exercise any Option for an Option Aircraft described in Article 1 above, and will be offered the right to convert one Rollover Option Aircraft into an Option Aircraft for each Option exercised. Buyer can elect to convert such Rollover Option Aircraft into an Option Aircraft at any time after converting an Option Aircraft to a firm Aircraft subject to the requirements of Article 2.5.

         2.2.2 If Buyer elects not to exercise an Option, at the same time of not exercising such Option Buyer may convert one Rollover Option Aircraft to an Option Aircraft; otherwise, one Rollover Option Aircraft will be deleted for each Option not exercised by Buyer.

         2.2.3 Buyer may convert Rollover Option Aircraft directly to firm Aircraft. When Buyer converts one or more Rollover Option Aircraft to firm Aircraft, Buyer will be offered the right to convert one Rollover Option Aircraft into an Option Aircraft for each converted Rollover Option Aircraft. Buyer can elect to convert such Rollover Option Aircraft to Option Aircraft at any time after converting Rollover Option to firm Aircraft subject to the requirements of Article 2.5.

     2.3 Buyer may not convert Rollover Option Aircraft to Option Aircraft except in accordance with Article 2.2 above.






P.A. No. 1810
K/SWA                                                                SA-24


Southwest Airlines Co.
6-1162-RLL-933R15   Page 4


     2.4 Base Price Adjustments for Rollover Option Aircraft which are converted to Option Aircraft or firm Aircraft shall be in accordance with
Article 2.2.5 of Attachment A to this Letter Agreement.

     2.5 The delivery month offered by Boeing to Buyer for any Option or firm Aircraft resulting from a conversion of a Rollover Option Aircraft will be at least 24 months from the corresponding Option exercise date or firm order.

     2.6 Upon conversion of a Rollover Option Aircraft into an Option Aircraft, Buyer shall wire transfer the Deposit of *** to Boeing and Boeing and Buyer shall agree on a delivery position for that aircraft. Section 1 of this Letter Agreement will be amended accordingly. In the event Buyer thereafter exercises its right to purchase such Option Aircraft, application of the Deposit will be in accordance with Article 4.1 herein. If the conversion is a Rollover Option Aircraft to a firm Aircraft, Buyer shall wire transfer any advance payments due under the Agreement.

     2.7 Buyer and Boeing will consult on a frequent basis to keep each other informed as to Buyer's fleet plans and Boeing's production plans in order to accommodate to the greatest extent reasonably possible each party's needs in managing the delivery schedule for the Rollover Option Aircraft. Boeing acknowledges Buyer's need for delivery positions in the 2007-2012 time frame, as well as the possibility of a need for delivery positions in earlier years and will use its best reasonable efforts to meet Buyer's needs.

3.   Price.

     3.1 The advance payment base prices of the Option Aircraft set forth below and in paragraph 2.1 of Attachment A represent the estimated delivery prices of the Option Aircraft. The Option Aircraft pricing elements and associated pricing terms and conditions are given in Attachment A.

     3.2 Price and escalation provisions for Model 737-7H4 aircraft delivering after 2006 are not currently available. The estimated Advance Payment Base Prices shown in paragraph 3.3 below and in paragraph 2.1 of Attachment A are based on currently available price and escalation provisions. As price and escalation provisions become available for Model 737-7H4 aircraft delivering after 2006, such price and escalation provisions will be appropriately applied to the applicable Option Aircraft.










P.A. No. 1810
K/SWA                                                                SA-24


Southwest Airlines Co.
6-1162-RLL-933R15   Page 5


For additional information relating to price and escalation provisions applicable to Option Aircraft delivering after 2006 refer to paragraphs 2.2 and 3.2 of Attachment A.

     3.3 The Advance Payment Base Prices of the Option Aircraft indicated below do include an amount for special features in addition to those specifically described in Attachment A but do not include any amount for items of Buyer Furnished Equipment (BFE). An estimate for typical special features is *** per Aircraft (expressed in 1992 STE dollars) and for BFE is *** per Aircraft (expressed in delivery year dollars).

         Month and Year                Advance Payment Base
         of Delivery                   Price per Option Aircraft

                        Block M Aircraft***
         March 2004
         April 2004
         June 2004
         July 2004
         October 2004

                        Block N Aircraft***
         February 2005
         March 2005
         April 2005
         May 2005
         June 2005
         July 2005
         August 2005
         September 2005
         October 2005
         November 2005
         December 2005

                        Block O Aircraft***
         January 2006
         March 2006
         April 2006
         May 2006
         June 2006
         July 2006
         August 2006
         October 2006
         November 2006
         December 2006
P.A. No. 1810
K/SWA		SA-24


Southwest Airlines Co.
6-1162-RLL-933R15   Page 6



                        Block P Aircraft***
         April 2007
         May 2007
         June 2007
         July 2007
         August 2007
         September 2007
         October 2007
         November 2007
         December 2007

                        Block U Aircraft***
         January 2008
         February 2008
         March 2008
         April 2008
         May 2008
         June 2008
         July 2008
         August 2008
         September 2008
         October 2008
         November 2008
         December 2008

     3.4 The Option Aircraft purchase price will be the applicable basic price thereof at the time of Option Aircraft delivery adjusted in accordance with Boeing's Aircraft escalation provisions contained in the definitive agreement to purchase the Option Aircraft. The purchase price will include the price for Seller Purchased Equipment (SPE) if Buyer has elected to change Buyer Furnished Equipment (BFE) to SPE.

4.   Option Aircraft Payment.

     4.1 In consideration of the granting of the Options as set forth herein, on or before the date Boeing and Buyer enter into a definitive agreement to purchase the Aircraft, Buyer will pay a deposit to Boeing of *** for each Option Aircraft (Deposit). In the event Buyer exercises its Options herein, the amount of the Deposit will be credited against the first advance payment due for such Option Aircraft pursuant to the advance payment schedule set forth in paragraph 3 of Attachment A. The Deposits for the Option Aircraft will be refunded to Buyer, without interest, if the parties do not enter into a definitive Agreement for the Aircraft.



P.A. No. 1810
K/SWA                                                                SA-24


Southwest Airlines Co.
6-1162-RLL-933R15   Page 7


In the event that, after the parties enter into a definitive agreement to purchase the Aircraft, Buyer does not exercise its Options to purchase the Option Aircraft pursuant to the terms and conditions set forth herein, Boeing will be entitled to retain the Deposits for the Option Aircraft except as provided in paragraph 6 herein.

     4.2 Advance payments in the amount of 30% of the advance payment base price will be payable on the Option Aircraft in accordance with paragraph 3 of Attachment A. The remainder of the Option Aircraft purchase price is due at the time of delivery of the Option Aircraft.

5.  Option Exercise.

     5.1 To exercise its Option, Buyer will give written or telegraphic notice thereof to Boeing on or before sixteen (16) months prior to the first day of the delivery month of each Option Aircraft.

In such notice Buyer will select the Option Model type, and the applicable delivery positions.

     5.2 It is understood and agreed that Boeing may accelerate the Option exercise dates specified above if Boeing must make production decisions which are dependent on Buyer's decision to buy the Option Aircraft. If Boeing elects to accelerate the Option exercise dates, Boeing will do so by giving written or telegraphic notice thereof to Buyer. Such notice will specify the revised Option exercise dates, which will not be earlier than 30 days after the date of transmittal of such notice, and the Option Aircraft delivery positions affected by such revision. If Buyer fails to exercise its Option for any Option Aircraft affected by such revised dates, the Deposit applicable to such Option Aircraft will be promptly refunded, with interest, to Buyer. The interest rate for calculation of the interest associated with such refund is the rate of two percent (2%) below the Citibank base rate in effect from time to time during the period the Option deposit is held by Boeing.
















P.A. No. 1810
K/SWA                                                                SA-24


Southwest Airlines Co.
6-1162-RLL-933R15   Page 8



6.   Contract Terms.

It is understood that Boeing and Buyer will use their best efforts to enter into a definitive agreement for the Option Aircraft within thirty (30) days after Buyer exercises an Option to purchase Option Aircraft pursuant to paragraph 5 covering the detailed terms and conditions for the sale of such Option Aircraft.

Such definitive agreement will include the terms and conditions contained herein together with the terms and conditions, not inconsistent herewith, contained in Boeing's then-current standard form of purchase agreement for the sale of Model 737-700 aircraft in effect as of the date of Option exercise and such additional terms and conditions as may be mutually agreed upon. In the event the parties have not entered into such an agreement within the time period contemplated herein, either party may, exercisable by written or telegraphic notice given to the other within thirty (30) days after such period, terminate the purchase of such Option Aircraft.

7.   Termination of Option to Purchase.

     Either Boeing or Buyer may terminate the Options to purchase an Option Aircraft if any of the following events are not accomplished by the respective dates contemplated in this letter agreement, or in the Agreement, as the case may be:

     (i) termination of the purchase of the Aircraft under the Agreement for any reason;

     (ii) payment by Buyer of the Deposit with respect to an Option Aircraft pursuant to paragraph 4.1 herein;

     (iii) exercise of an Option to purchase an Option Aircraft pursuant to the terms hereof.

Any termination of an Option to purchase by Boeing which is based on the termination of the purchase of Aircraft under the Agreement will be on a one-for-one basis, for each Aircraft so terminated.










P.A. No. 1810
K/SWA                                                                SA-24


Southwest Airlines Co.
6-1162-RLL-933R15   Page 9


Any cancellation of an Option to purchase which is based on failure to make the required Deposit or to exercise the Option to purchase shall only apply to the Option Aircraft so canceled.

Termination of an Option to purchase provided by this letter agreement will be caused by either party giving written notice to the other within 10 days after the applicable date. Upon receipt of such notice, all rights and obligations of the parties with respect to an Option Aircraft for which the Option to purchase has been terminate will thereupon terminate.

If termination is result of a revision of an Option exercise date by Boeing pursuant to paragraph 5.2, Boeing will promptly refund to Buyer, with interest, any payments received from Buyer, including the Deposit, with respect to the Option Aircraft for which the Option is terminated. If termination is for any other reason, Boeing will promptly refund to Buyer, without interest, any payments received from Buyer with respect to the affected Option Aircraft, except the Deposit, which Buyer may apply to any model Boeing aircraft purchased by Buyer from Boeing at a future date.































P.A. No. 1810
K/SWA                                                                SA-24


Southwest Airlines Co.
6-1162-RLL-933R15   Page 10


8.	Confidential Treatment.  Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement No. 6-1162-RLL-934, as amended. Very truly yours,

THE BOEING COMPANY



By /s/ J. A. McGarvey

Its Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date August 13, 2002

SOUTHWEST AIRLINES CO.



By /s/ Laura Wright

Its VP Finance & Treasurer

Attachments













P.A. No. 1810
K/SWA                                                                SA-24


Attachment A to
6-1162-RLL-933R15
Page 1


Model 737-7H4 Aircraft

1.   Option Aircraft Description and Changes.

     1.1 Aircraft Description. The Option Aircraft is described by Boeing Detail Specification D6-38808-1, Dated October 30 ,1996 and for Block "U" Option Aircraft by Boeing Detail Specification D6-38808-1, Rev. A, Dated February 24, 1998.

     1.2  Changes.  The Detail Specification will be revised to include:

         (1) Changes applicable to the basic Model 737-700 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of a definitive agreement to purchase the Option Aircraft.

         (2)  Changes mutually agreed upon.

         (3) Changes required to obtain a Standard Certificate of Airworthiness.

         (4) To provide sufficient Option Aircraft manufacturing and procurement lead time it is necessary for Boeing and Buyer to reach final agreement on the Option Aircraft configuration, including BFE/SPE vendor selection fifteen (15) months prior to delivery of each Option Aircraft. If such items are not resolved by the indicated dates, Boeing reserves the right to amend this letter agreement:

              (i) to adjust the scheduled delivery of the Option Aircraft to a later time period and,

              (ii) to make such other changes as are appropriate and consistent with the revised Option Aircraft deliveries.

     1.3 Effect of Changes. Changes to the Detail Specification incorporated pursuant to the provisions of the clauses above will include the effects of such changes upon Option Aircraft weight, balance, design and performance. Performance guarantees for the Option Aircraft which are mutually acceptable to the parties will be included in the definitive agreement for the Option Aircraft.









P.A. No. 1810
K/SWA                                                                SA-24


Attachment A to
6-1162-RLL-933R15
Page 2


2.   Price Description

     2.1  Price Elements Per Aircraft

                     1                2         3

                 AIRCRAFT &                              ADV. PMT.
AIRCRAFT       ESTIMATED SPECIAL         ESTIMATED BASE  PRICE
DELIVERY        FEATURES PRICE    ESTIMATED  ESCALATION  (ELEMENTS)
MO. & YR.       (JULY 1992$)     ESCALATION  SHARING     1 + 2 + 3

BLOCK M

March 2004         ***              ***        ***         ***
April 2004         ***              ***        ***         ***
June 2004          ***              ***        ***         ***
July 2004          ***              ***        ***         ***
October 2004       ***              ***        ***         ***

BLOCK N

February 2005      ***              ***        ***         ***
March 2005         ***              ***        ***         ***
April 2005         ***              ***        ***         ***
May 2005           ***              ***        ***         ***
June 2005          ***              ***        ***         ***
July 2005          ***              ***        ***         ***
August 2005        ***              ***        ***         ***
September 2005     ***              ***        ***         ***
October 2005       ***              ***        ***         ***
November 2005      ***              ***        ***         ***
December 2005      ***              ***        ***         ***

BLOCK O

January 2006       ***              ***        ***         ***
March 2006         ***              ***        ***         ***
April 2006         ***              ***        ***         ***
May 2006           ***              ***        ***         ***
June 2006          ***              ***        ***         ***
July 2006          ***              ***        ***         ***
August 2006        ***              ***        ***         ***
October 2006       ***              ***        ***         ***
November 2006      ***              ***        ***         ***
December 2006      ***              ***        ***         ***

P.A. No. 1810
K/SWA                                                                SA-24


Attachment A to
6-1162-RLL-933R15
Page 3

                 AIRCRAFT &
                  ADV. PMT.
AIRCRAFT       ESTIMATED SPECIAL             ESTIMATED   BASE PRICE
DELIVERY        FEATURES PRICE    ESTIMATED  ESCALATION  (ELEMENTS)
MO. & YR.       (JULY 1992$)     ESCALATION  SHARING     1 + 2 + 3

BLOCK P
April 2007         ***              ***        ***         ***
May 2007           ***              ***        ***         ***
June 2007          ***              ***        ***         ***
July 2007          ***              ***        ***         ***
August 2007        ***              ***        ***         ***
September 2007     ***              ***        ***         ***
October 2007       ***              ***        ***         ***
November 2007      ***              ***        ***         ***
December 2007      ***              ***        ***         ***

                  AIRCRAFT &
                   ADV. PMT.
AIRCRAFT       ESTIMATED SPECIAL             ESTIMATED   BASE PRICE
DELIVERY        FEATURES PRICE    ESTIMATED  ESCALATION  (ELEMENTS)
MO. & YR.       (JULY 1999$)     ESCALATION  SHARING     1 + 2 + 3

BLOCK U
January 2008       ***              ***       ***          ***
February 2008      ***              ***       ***          ***
March 2008         ***              ***       ***          ***
April 2008         ***              ***       ***          ***
May 2008           ***              ***       ***          ***
June 2008          ***              ***       ***          ***
July 2008          ***              ***       ***          ***
August 2008        ***              ***       ***          ***
September 2008     ***              ***       ***          ***
October 2008       ***              ***       ***          ***
November 2008      ***              ***       ***          ***
December 2008      ***              ***       ***          ***

     2.2 Price Adjustments For Option Aircraft Delivering From January 2007 through December 2012.

         2.2.1 Special Features. The price for Special Features incorporated in the Option Aircraft Detail Specification will be adjusted to Boeing's then-current prices for such features as of the date of execution of the definitive agreement for the Option Aircraft.

         2.2.2 Escalation Adjustments. For escalation provisions applicable to Option Aircraft delivering after 2006, see paragraph 2.2.6 below.
P.A. No. 1810
K/SWA                                                                SA-24


Attachment A to
6-1162-RLL-933R15
Page 4

         2.2.3 Base Price Adjustments for FAA Changes. The Aircraft Basic Price of the Option Aircraft will be adjusted for any FAA mandated changes incorporated into the Aircraft.

         2.2.4 Price Adjustments for Changes. Boeing may adjust the Aircraft Basic Price and the Advance Payment Base Price for any changes mutually agreed upon subsequent to the date that Buyer and Boeing enter into a definitive agreement for the Option Aircraft.

         2.2.5 Base Price Adjustments. The Aircraft Basic Price of the Option Aircraft will be adjusted to Boeing's then-current prices as of the date of execution of the definitive agreement for the Option Aircraft in accordance with the agreement reached below. The Aircraft Basic Price starting point for Option Aircraft delivering in 2003 is *** (July 1992 STE), for Option Aircraft delivering in 2004 is *** (July 1992 STE), for Options delivering in 2005 through 2009 is *** (July 1992 STE) and for Block "U" Option Aircraft is *** (July 1999 STE). Such Aircraft Basic Price may increase in accordance with paragraphs 2.2.1, 2.2.2, 2.2.3 and 2.2.4. For any other changes to the Aircraft Basic Price, Boeing may increase the Aircraft Basic Price by a maximum of *** (July 1992 STE) for Aircraft delivering in 2005; by a maximum of *** (July 1992 STE) per year or portion thereof starting in January 2006 through 2009. For Block "U" Option Aircraft Boeing may increase the Aircraft Basic Price by a maximum of *** (July 1999
STE) per year or portion thereof starting in January 2008.

         2.2.6 Prices for Long Lead Time Aircraft. Boeing has not established escalation provisions for Model 737-700 aircraft for delivery 2007 and after. Such escalation provisions (i) will be incorporated into the Option Aircraft definitive agreement when such information is available and (ii) will be the then-current escalation provisions applicable to the same model aircraft and engines delivering in the same time period as the Option Aircraft. The resulting revisions to the definitive agreement will include but not be limited to, adjustment of the Aircraft Basic Price of the Option Aircraft, the Advance Payment Base Price, the Aircraft escalation provisions and the advance payment amounts due on the Option Aircraft.

         2.2.7 BFE to SPE. An estimate of the total price for items of Buyer Furnished Equipment (BFE) changed to Seller Purchased Equipment (SPE) pursuant to the Configuration Specification is included in the Option Aircraft price build-up. The purchase price of the Option Aircraft will be adjusted by the price charged to Boeing for such items plus 10% of such price. If all BFE except developmental avionics is converted to SPE, Boeing will waive the 10% fee.

3.   Advance Payment Schedules, Prices and Adjustments.




P.A. No. 1810
K/SWA                                                                SA-24


Attachment A to
6-1162-RLL-933R15
Page 5


     3.1 Buyer will pay to Boeing advance payments for the Option Aircraft on the dates and in the amounts determined below.

                                       Amount Due per Aircraft
                                           (Percentage times
Due Date of Payment                   Advance Payment Base Price)
Deposit                                     *** (if applicable)

18 months prior to the first                15% (less the
day of the scheduled delivery               Deposit if any)
month of the Aircraft

12 months prior to the first                5%
day of the scheduled delivery
month of the Aircraft

9 months prior to the first                 5%
day of the scheduled delivery
month of the Aircraft

6 months prior to the first                 5%
day of the scheduled delivery
month of the Aircraft

                   Total                   30%

Any advance payments that would be past due as of the date of signing the definitive purchase agreement for the Option Aircraft in accordance with the above schedule are due and payable on such date.

     3.2 Option Aircraft advance payment base prices will be increased or decreased, as appropriate, at the time of signing of the definitive purchase agreement for the Option Aircraft, using the then-current forecasted aircraft escalation factors used by Boeing, to determine the amount of the advance payments to be made by Buyer on the Option Aircraft.











P.A. No. 1810
K/SWA                                                                SA-24